PROXY MATERIALS

DELAWARE VIP® BALANCED SERIES
(a series of Delaware VIP Trust)

Dear Variable Annuity or Variable Life Insurance Contract Holder:

     I am writing to let you know that a meeting of the shareholders of Delaware VIP Balanced Series (the “Balanced Series”) will be held on May 18, 2009. The purpose of the meeting is to vote on an important proposal that affects the Balanced Series and your investment in it. You are entitled to provide us with instructions for voting shares of the Balanced Series that your insurance company holds to fund your variable annuity contract or variable life insurance policy. This package contains information about the proposal and the materials to use when voting by mail, by telephone, or through the Internet.

     Please read the enclosed materials and cast your vote. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

     The proposal has been carefully reviewed by the Balanced Series’ Board of Trustees (the “Trustees”). The Trustees, most of whom are not affiliated with Delaware Investments, are responsible for protecting your interests as a contract owner. The Trustees believe the proposal is in the best interests of the Balanced Series. They recommend that you vote FOR the proposal.

     The enclosed Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed Proxy Statement/Prospectus.

     Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope. You may also vote by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the website indicated on your proxy card, and follow the recorded or online instructions.

     If you have any questions before you vote, please feel free to call Delaware Investments 800 523-1918. Thank you for your participation in this important initiative.

Sincerely,

Patrick P. Coyne
Chairman, President, and Chief Executive Officer

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND
AND VOTE ON THE PROPOSAL

     Below is a brief overview of the proposal to be voted upon. Your vote is important. Please read the full text of the Proxy Statement/ Prospectus, which you should retain for future reference. If you need another copy of the Proxy Statement/Prospectus, please call Delaware Investments at 800 523-1918.

What proposal am I being asked to vote on?

     You are being asked to vote to approve an Agreement and Plan of Reorganization between Delaware VIP® Trust, on behalf of the Delaware VIP Balanced Series (the “Balanced Series”), and Lincoln Variable Insurance Products (“LVIP”) Trust, on behalf of LVIP Delaware Foundation® Moderate Allocation Fund (the “Moderate Allocation Fund”) (collectively, the “Funds”).

Proposal: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

What reorganization is the Board of Trustees proposing?

     Contract owners of the Balanced Series are being asked to consider and approve a reorganization (the “Transaction”) that will have the effect of reorganizing the Balanced Series with and into the Moderate Allocation Fund.

Why has the Board of Trustees proposed this reorganization?

  The Balanced Series and Moderate Allocation Fund have similar investment objectives, and similar overall investment strategies.

  The Moderate Allocation Fund has lower net expenses than the Balanced Series, after giving effect to contractual fee waivers, as detailed in the Prospectus/Proxy Statement.

  The Moderate Allocation Fund offers investors broader diversification across a set of global opportunities compared to the Balanced Series.

  The Moderate Allocation Fund is part of a series of target-risk lifecycle funds that are designed to appeal to retirement plan fiduciaries who may select them to be included in certain investment products. These possible distribution opportunities for the Moderate Allocation Fund may have an impact on raising new assets for the Moderate Allocation Fund while the Balanced Series’ assets have diminished significantly. The proposed reorganization could potentially benefit shareholders of the Balanced Series by providing greater distribution opportunities, which may increase fund assets and ultimately could lead to cost savings as a result of economies of scale.

How will the Transaction potentially benefit shareholders?

     The Delaware VIP Trust’s Board of Trustees (the “Board”) considered a number of factors before approving the Transaction. After considering these factors, the Board concluded that shareholders will potentially benefit from the Transaction in the following ways:

  The investment strategies and policies of the Balanced Series are similar, but not identical to, the investment strategies and policies of the Moderate Allocation Fund.

  The portfolio of the Balanced Series has historically been managed in a similar manner (and has similar holdings) to how a large portion of the portfolio of the Moderate Allocation Fund will be managed, which would help to provide for a relatively smooth transition for contract owners of the Balanced Series should the Transaction be approved.

  Shareholders of the Funds potentially could benefit by the growth in assets realized by placing the Balanced Series within a group of funds with more distribution prospects because a larger fund could realize cost savings due to economies of scale from the spreading of fixed costs over a larger asset base. The LVIP Delaware Foundation® Funds are designed to appeal to retirement plan fiduciaries who may select them to be included in certain investment products. The potential increased distribution opportunities may benefit shareholders of the Balanced Series through growth in assets. There can be no assurance, however, that such savings will be realized.

  The Transaction will be structured as a tax-free reorganization so that for federal income tax purposes: (1) shareholders of the Balanced Series will not recognize any gain or loss as a result of the exchange of their shares of the Balanced Series for shares of the Moderate Allocation Fund; and (2) the Moderate Allocation Fund and its shareholders will not recognize any gain or loss upon receipt of the Balanced Series’ assets.

  If, as is anticipated, the Moderate Allocation Fund has no assets at the time of the closing of the Reorganization, the Transaction will not result in any limitation on the use by the Moderate Allocation Fund of the Balanced Series’ capital loss carryforwards. Therefore, shareholders of the Balanced Series, including Moderate Allocation Fund shareholders post-Transaction, may continue to benefit from the Balanced Series’ capital loss carryforwards, which may be used to offset future capital gains. However, any capital losses of the Moderate Allocation Fund, as the successor in interest to the Balanced Series, may subsequently become subject to an annual limitation as a result of sales of Moderate Allocation Fund shares post-transaction.

How will the Transaction work?

     The Moderate Allocation Fund will acquire substantially all of the assets of the Balanced Series in exchange for shares of the Moderate Allocation Fund. The Balanced Series will then distribute the Moderate Allocation Fund shares on a pro rata basis to its contract owners. At the time of the Transaction, any shares your account owns of the Balanced Series will be cancelled and your account will receive new shares in the same class of the Moderate Allocation Fund that will have an aggregate value equal to the value of your account’s shares in the Balanced Series. More detailed information about the transfer of assets by the Balanced Series and the issuance of shares by the Moderate Allocation Fund can be found in the Proxy Statement/Prospectus.

Will Portfolio Management change?

     Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, is the investment manager for the Balanced Series. Lincoln Investment Advisors Corporation (“LIAC”) is the investment manager of the Moderate Allocation Fund. DMC will enter into a sub-advisory agreement with LIAC so that it could provide day-to-day portfolio management services to the Moderate Allocation Fund.

What is the anticipated timetable for the Transaction?

     The meeting to vote on the Transaction is scheduled for May 18, 2009 (the “Meeting”). It is currently anticipated that the Transaction, if approved by shareholders, will take place in May 2009. Whether or not you plan to attend the Meeting, please vote your shares by mail, by telephone, or through the Internet. If you determine at a later date that you wish to attend this Meeting, you may revoke your proxy and vote in person, as provided in the attached Proxy Statement/Prospectus.

COMMON QUESTIONS AND GENERAL INFORMATION

Has the Balanced Series’ Board approved the proposal?

     Yes. The Balanced Series’ Board has unanimously approved the proposal and recommends that you vote to approve it.

How many votes am I entitled to cast?

     As a contract owner, you are entitled to one vote for each full share and a fractional vote for each fractional share of the Balanced Series that your account owns on the record date. The record date is March 30, 2009.

How do I vote my shares?

     You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card and following the recorded instructions. In addition, you may also vote through the Internet by visiting www.proxyweb.com and following the on-line instructions. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Delaware Investments at 800 523-1918.

How do I sign the proxy card?

     Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

     Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

     All Other Accounts: The person signing must indicate his or her capacity. For example, if Ms. Ann B. Collins serves as a trustee for a trust account or other type of entity, she should sign, “Ann B. Collins, Trustee.”

How can I find more information on the Proposal?

     You should read the Proxy Statement/Prospectus that provides details regarding the proposal. If you have any questions, please call 800 523-1918.

DELAWARE VIP® BALANCED SERIES
(a series of Delaware VIP Trust)

2005 Market Street
Philadelphia, Pennsylvania 19103-7094

NOTICE OF MEETING OF SHAREHOLDERS
To be held on May 18, 2009

To the Owners of Variable Life Insurance Policies and Variable Annuity Contracts Entitled to Give Voting Instructions with Regard to Delaware VIP Balanced Series:

     NOTICE IS HEREBY GIVEN that a meeting (the “Meeting”) of shareholders of Delaware VIP Balanced Series (the “Balanced Series”), a series of Delaware VIP Trust, has been called by the Board of Trustees of Delaware VIP Trust and will be held at the offices of Stradley Ronon Stevens & Young, LLP located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on May 18, 2009 at 3:00 p.m., Eastern Time. The Meeting is being called for the following reasons:

1.	To approve an Agreement and Plan of Reorganization between Delaware VIP Trust, on behalf of the Balanced Series, and Lincoln Variable Insurance Products (“LVIP”) Trust, on behalf of LVIP Delaware Foundation® Moderate Allocation Fund (the “Moderate Allocation Fund”) which provides for: (a) the acquisition of substantially all of the assets of the Balanced Series by the Moderate Allocation Fund, in exchange solely for shares of the Moderate Allocation Fund; (b) the pro rata distribution of shares of the Moderate Allocation Fund to the shareholders of the Balanced Series; and (c) the complete liquidation and dissolution of the Balanced Series.

2.	To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record of the Balanced Series as of the close of business on March 30, 2009 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Your variable life insurance or variable annuity contract entitles you to direct your insurance company how to vote. Shares of the Balanced Series are held primarily by separate accounts of insurance companies that support certain variable annuity contracts and variable life insurance policies. (For convenience, contract owners and policy participants are referred to collectively as “contract owners”). Contract owners have the right to instruct the insurance companies how to vote these shares of the Balanced Series. Whether or not you plan to attend the Meeting, please vote your shares by returning the proxy card by mail in the enclosed postage-paid envelope provided, or by voting by telephone or over the Internet. Your vote is important.

By Order of the Board,

Patrick P. Coyne
Chairman, President and Chief Executive Officer
April 6, 2009

To secure the largest possible representation and to save the expense of further mailings, please mark your proxy card, sign it, and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you prefer, you may instead vote by telephone or the Internet. You may revoke your proxy at any time at or before the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement/Prospectus.

PROXY STATEMENT/PROSPECTUS

PROXY STATEMENT/PROSPECTUS
Dated April 6, 2009

Acquisition of Substantially All of the Assets of:

DELAWARE VIP® BALANCED SERIES
(a series of Delaware VIP Trust)

By and in exchange for shares of

LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND
(a series of Lincoln Variable Insurance Products Trust)

     This Proxy Statement/Prospectus (the “Proxy Statement/Prospectus”) solicits proxies to be voted at a meeting (the “Meeting”) of the shareholders of Delaware VIP Balanced Series (the “Balanced Series”), a series of Delaware VIP Trust. The Meeting was called by the Board of Trustees of Delaware VIP Trust (the “Delaware VIP Trust Board”) to vote on the approval of the Plan (as more fully described below).

     The Meeting will be held at the offices of Stradley Ronon Stevens & Young, LLP located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on May 18, 2009 at 3:00 p.m., Eastern Time. The Delaware VIP Trust Board, on behalf of the Balanced Series, is soliciting these proxies. This Proxy Statement/Prospectus will first be sent to contract owners on or about April 9, 2009.

     The principal offices of Lincoln Variable Insurance Products Trust (“LVIP Trust”) and Delaware VIP Trust (each, a “Trust” and collectively, the “Trusts”) are located at 1300 South Clinton Street, Fort Wayne, Indiana 46802 and 2005 Market Street, Philadelphia, PA 19103, respectively. You can reach the LVIP Trust by telephone by calling (800) 4LINCOLN (454-6265). You can reach the Delaware VIP Trust by telephone by calling (800) 523-1918.

     This Proxy Statement/Prospectus gives you information about an investment in the LVIP Delaware Foundation Moderate Allocation Fund (the “Moderate Allocation Fund”) and about other matters that you should know before voting and investing. You should retain it for future reference. A Statement of Additional Information dated April 6, 2009 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus, which includes more information about the Moderate Allocation Fund and the Balanced Series (each, a “Fund” and collectively, the “Funds”) and the proposed transaction, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Additional information about the Moderate Allocation Fund has been filed with the SEC and is available upon oral or written request and without charge. You can request a free copy of the Statement of Additional Information and other information by calling (800) 4LINCOLN (454-6265), or by writing to the LVIP Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

     The Prospectus of the LVIP Moderate Allocation Fund dated March 25, 2009 (the “Moderate Allocation Fund Prospectus”) is included with and is considered a part of this Proxy Statement/Prospectus, and is intended to provide you with information about the Moderate Allocation Fund. Because it is a new fund, the Moderate Allocation Fund has not yet issued an annual or semi-annual report to shareholders.

     Shares of the Balanced Series are held primarily by separate accounts of insurance companies that support certain variable annuity contracts and variable life insurance policies. (For convenience, contract owners and policy participants are referred to collectively as “contract owners”). Contract owners have the right to instruct the insurance companies how to vote these shares of the Balanced Series.

     Like all mutual funds, the SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

     Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

     Shareholders of the Balanced Series are being asked to consider and approve an Agreement and Plan of Reorganization (the “Plan”) that will have the effect of reorganizing the Balanced Series with and into the Moderate Allocation Fund as summarized below. As a contract owner, you are entitled to instruct your insurance company on how to vote the shares of the Balanced Series attributable to you under your contract or policy.

     The Plan provides for: (1) the acquisition by the Moderate Allocation Fund of substantially all of the property, assets, goodwill, and stated liabilities of the Balanced Series in exchange for Service Class and Standard Class shares of the Moderate Allocation Fund; (2) the pro rata distribution of Service Class and Standard Class shares of the Moderate Allocation Fund to contract owners of the Balanced Series; and (3) the liquidation and dissolution of the Balanced Series. If the shareholders of the Balanced Series vote to approve the Plan, as a contract owner of the Balanced Series, your account will receive Moderate Allocation Fund shares equal in total value to, and of the same class as, your investment in the Balanced Series. The Balanced Series will then be liquidated.

SUMMARY

     This is only a summary of certain information contained in the Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan (attached as Exhibit A) and the Moderate Allocation Fund Prospectus, which is included with this Proxy Statement/Prospectus.

What is the purpose of the Proposal?

     The Delaware VIP® Trust Board approved the Plan for the Balanced Series and recommends that shareholders of the Balanced Series approve the Plan. If shareholders of the Balanced Series approve the Plan, substantially all of the Balanced Series’ assets will be transferred to the Moderate Allocation Fund in exchange for the Moderate Allocation Fund’s shares equal in value to the assets of the Balanced Series that are transferred to the Moderate Allocation Fund. The Moderate Allocation Fund shares will then be distributed pro rata to the Balanced Series’ shareholders and the Balanced Series will be liquidated and dissolved. This proposed transaction is referred to in this Proxy Statement/Prospectus as the “Transaction.”

     The Transaction, if approved, will result in your account’s shares of the Balanced Series being exchanged for a number of Moderate Allocation Fund shares of the same class equal in total value to your account’s shares of the Balanced Series. This means that your insurance company separate account will cease to be a shareholder of the Balanced Series and will become a shareholder of the Moderate Allocation Fund. This exchange will occur on a date agreed to by the parties to the Plan (hereinafter, the “Closing Date”), which is currently expected to be in May 2009.

     The Moderate Allocation Fund was formed as one of three new asset allocation funds, collectively referred to as the “LVIP Delaware Foundation® Funds,” that are structured as target risk lifecycle funds. The LVIP Delaware Foundation Funds are designed to qualify as retirement plan alternatives. The potential for increased distribution opportunities may benefit shareholders of the Balanced Series through growth in assets, as discussed herein.

     For the reasons set forth below under “Reasons for the Transaction,” the Boards of Trustees of each Trust (each, a “Board” and collectively, the “Boards”) have concluded that the Transaction is in the best interests of the Funds. The Boards have also concluded that no dilution in value would result to the contract owners of the Funds as a result of the Transaction.

How do the investment objectives, strategies, and policies of the Balanced Series and the Moderate Allocation Fund compare?

     The investment objective of the Balanced Series is similar, but not identical, to the investment objective of the Moderate Allocation Fund. The Balanced Series seeks a balance of capital appreciation, income and preservation of capital, whereas the Moderate Allocation Fund seeks capital appreciation with current income as a secondary objective. Both Funds invest in a mix of equity securities and fixed income securities, seeking to provide both appreciation and income. Each Fund’s investment objective is nonfundamental, which means that it may be changed without prior contract owner approval.

     The overall investment strategies and policies of the Balanced Series are similar, but not identical, to the investment strategies and policies of the Moderate Allocation Fund. The Balanced Series will, under normal circumstances, generally invest at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income securities, including high yield fixed income securities. Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, will limit the Balanced Series’ investments in high yield bonds (also known as “junk bonds”) to 20% of the Balanced Series’ net assets allocated to fixed income securities (typically no more than 8% of the Balanced Series’ total net assets). The Balanced Series invests in common stocks of established companies that DMC believes have the potential for long-term capital appreciation. In addition, the Balanced Series invests in various types of fixed income securities, including U.S. government securities and corporate bonds.

     The Moderate Allocation Fund seeks to achieve its objectives by investing in a combination of underlying securities representing a variety of asset classes and investment styles managed by DMC. The Moderate Allocation Fund uses an active allocation approach when selecting investments for the Moderate Allocation Fund. In striving to meet its objectives, the Moderate Allocation Fund will typically target about 60% of its net assets in equity securities and about 40% of its net assets in fixed income securities. The Moderate Allocation Fund may invest up to 50% of the assets allocated to the fixed income investment sleeve in high yield bonds.

     The most significant difference between the Funds’ investment policies is how each Fund executes its investment objectives and overall investment strategies. For the Balanced Series, equity assets are managed by DMC’s Value Equity portfolio management team, which utilizes a value-oriented investment philosophy to invest in securities of large-capitalization companies that they believe have long-term capital appreciation potential. The remainder of the Balanced Series’ assets will generally be invested in various types of fixed income securities, including U.S. government and government agency securities, corporate bonds, and high yield securities.

     The Moderate Allocation Fund also pursues its investment objectives by investing in a diversified portfolio of securities of different asset classes and investment styles. The Moderate Allocation Fund, however, will have a broader range of investment holdings (equities and fixed income) and a more global investment orientation. The target percentages that the Moderate Allocation Fund expects to invest in various asset classes are: U.S. equity 30%; international equity 22.5%; emerging markets 7.5%; global real estate 0.0%; bonds 38%; and cash equivalents 2%. Actual allocations may vary within the ranges set forth in the table below. Some of the asset classes include multiple investment styles, with the result that the Moderate Allocation Fund has the ability to invest in nine different asset classes or investment styles: U.S. large cap core, U.S. mid and large cap growth, U.S. large cap value, U.S. small cap core, international value equity, international growth, emerging markets, fixed income, and cash equivalents.

     For further information about the investment objectives and policies of the Funds, see “Comparison of Investment Objectives, Strategies, Policies, and Risks” below.

What are the principal risks associated with investments in the Funds?

     As with most investments, investments in the Funds involve certain risks. There can be no guarantee against losses resulting from an investment in either Fund, nor can there be any assurance that either Fund will achieve its investment objective. Investments in the Funds involve principal risks such as market, industry and sector, foreign, credit, and interest risks.

     Because the two Funds have similar investment objectives and strategies, they are subject to similar, but not identical, risks. An investment in a mutual fund, such as the Funds, entails the risk of the loss of principal invested. One of the principal risks of investing in either of the Funds involves market risk, which is the risk that the value of the stocks purchased will fluctuate. These fluctuations could cause the value of a Fund’s stock investments and, therefore, the value of the Fund’s shares held under your contract to fluctuate, and you could lose money. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. Because both Funds invest in debt securities (including high yield bonds) and foreign securities, investing in a Fund also involves the principal risks of security risk, interest rate risk, credit risk, high yield bonds risk, and foreign securities risk. In addition, the Moderate Allocation Fund also entails asset allocation risk, small and medium sized companies risk, emerging markets risk, the risks of global real estate securities, and exchange traded funds risk. The Balanced Series, but not the Moderate Allocation Fund, entails industry risk, index swaps risk, liquidity risk, derivatives risk, futures and options risk, and the risk of loans and other direct indebtedness.

     For further information about the risks of investing in the Funds, see “Comparison of Investment Objectives, Strategies, Policies, and Risks” below.

What are the general tax consequences of the Transaction?

     It is expected that shareholders of the Balanced Series will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Balanced Series for shares of the Moderate Allocation Fund pursuant to the Transaction. Additionally, assuming each variable annuity contract or variable life insurance policy is treated as a variable annuity for federal income tax purposes, each contract owner will not recognize taxable income as a result of the Transaction. Further, contract holders that have selected either Fund as an investment option are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. Affected contract owners and shareholders should, however, consult their tax advisers regarding the effect, if any, of the Transaction in light of their individual circumstances. Contract holders should also consult their tax adviser about other state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Transaction only. For further information about the federal income tax consequences of the Transaction, see “Information About the Transaction - What are the tax consequences of the Transaction?”

What are the fees and expenses of each Fund and what might they be after the Transaction?

     The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds. The sales charge structure for each Fund is identical: neither Fund charges any sales load. The expenses shown for the Balanced Series are based on expenses incurred during the Balanced Series’ fiscal year ended December 31, 2008. The expenses for the Moderate Allocation Fund are estimates based on Moderate Allocation Fund’s fees and projected expenses. The expenses for Moderate Allocation Fund (Pro Forma) are estimated based on what the expenses of the Moderate Allocation Fund might have been for the year ended December 31, 2008, if the Transaction had occurred as of the beginning of that year.

     The fees described in the following table relate only to the fees and expenses of the Funds and do not include any fees or expenses charged under a variable contract. Variable contracts may impose sales charges and other ongoing fees and expenses on variable contract holders, which are described in your variable contract’s prospectus.

     These tables do not reflect any fees, expenses and withdrawal charges imposed by the variable annuity contracts or variable life insurance policies for which the Funds serve as investment vehicles. If those fees and expenses had been included, your costs would be higher.

FEE TABLES FOR
THE BALANCED SERIES AND THE MODERATE ALLOCATION FUND

Standard Class Shares

					Moderate
			Moderate		Allocation Fund
	Balanced Series		Allocation Fund		(pro forma after
	(actual)		(estimated)		Transaction)(1)
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65%		0.75	%(5)	0.75	%(5)
Distribution and Service (12b-1) Fees	none		none		none
Total Other Expenses	0.34%		0.41	%(2)	0.41	%(2)
Acquired Fund Fees and Expenses	none		0.03%		0.03%
Total Annual Fund Operating Expenses	0.99%		1.19%		1.19%
Fee Waiver/Expense Reimbursement	none		(0.43	%)(3)(5)	(0.43	%)(3)(5)
Net Expenses	0.99%		0.76%		0.76%

Service Class Shares

					Moderate
			Moderate		Allocation Fund
	Balanced Series		Allocation Fund		(pro forma after
	(actual)		(estimated)		Transaction)(1)
Annual Fund Operating Expenses
(deducted from Fund assets)
Management Fees	0.65%		0.75	%(5)	0.75	%(5)
Distribution and Service (12b-1) Fees	0.30	%(4)	0.25%		0.25%
Total Other Expenses	0.34%		0.41	%(2)	0.41	%(2)
Acquired Fund Fees and Expenses	none		0.03%		0.03%
Total Annual Fund Operating Expenses	1.29%		1.44%		1.44%
Fee Waiver/Expense Reimbursement	(0.05	%)(4)(6)	(0.43	%)(3)(5)	(0.43	%)(3)(5)
Net Expenses	1.24%		1.01%		1.01%
____________________

(1)	Pro forma numbers estimate the expenses of Moderate Allocation Fund after the Transaction based on the estimated expenses of Moderate Allocation Fund before the Transaction, and giving effect to the acquisition by Moderate Allocation Fund of Balanced Series’ assets.

(2)	As a new fund, the Moderate Allocation Fund has no prior history of investment operations, so its “Other Expenses” are estimates for its first fiscal year ended December 31, 2009.

(3)	Lincoln Investment Advisors Corporation (“LIAC”) has contractually agreed to reimburse each class to the extent that the Fund’s total annual fund operating expenses, excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, 12b-1 fees, and non-routine expenses, exceed 0.73% of average daily net assets. This contract will continue at least through April 30, 2010 and will renew automatically for one-year terms unless LIAC provides written notice of termination to the Fund.

(4)	Service Class shares are subject to a 12b-1 fee of 0.30% of average daily net assets. The Balanced Series’ distributor, Delaware Distributors, L.P. (“DDLP”), has contracted to limit 12b-1 fees to no more than 0.25% of average daily net assets from May 1, 2008 through April 30, 2010.

(5)	LIAC has contractually agreed to waive a portion of its advisory fee for the Fund equal to 0.10% of average daily net assets of the Fund. This fee waiver will apply before the reimbursement described above in note 3. The fee waiver will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the Fund.

(6)	DMC has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 0.92% of the Balanced Series’ average daily net assets from April 1, 2009 until such time as the voluntary expense cap is discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Balanced Series, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect this voluntary expense cap.

     The following examples help you compare the cost of investing in the Funds. The examples illustrate the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund shares. The examples also assume that the Funds provide a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. The results apply whether or not you redeem your investment at the end of the given period.

     The examples do not reflect any fees, expenses or withdrawal charges imposed by the variable annuity contracts or variable life insurance policies for which the Funds serve as investment vehicles. If those fees and expenses had been included, your costs would be higher.

Examples

Standard Class	1 Year	3 Years	5 Years	10 Years
Balanced Series(1)	$101	$315	$547	$1,213
Moderate Allocation Fund(1)	$78	$335	$613	$1,405
Pro forma Moderate Allocation Fund (after the Transaction)(1)	$78	$335	$613	$1,405

Service Class	1 Year	3 Years	5 Years	10 Years
Balanced Series(1)	$126	$404	$703	$1,552
Moderate Allocation Fund(1)	$103	$413	$746	$1,687
Pro forma Moderate Allocation Fund (after the Transaction)(1)	$103	$413	$746	$1,687
____________________

(1)	These examples reflect the net operating expenses with applicable expense or fee waivers for the one-year contractual period and the total operating expenses without expense waivers for years 2 through 10.

     The numbers above are only examples. They do not represent past or future expenses or returns. Each of the Funds pays its own operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the Funds are comprised of expenses attributable to each Fund, respectively, as well as expenses that are allocated among the various series of the applicable Trust because they are not attributable to any particular series.

How do the performance records of the Funds compare?

     The Moderate Allocation Fund is a new fund and has no performance history. As described under the section “Reasons for the Transaction,” the Boards considered a number of factors when reviewing the Plan and considering the proposed Transaction, including the performance record of the Balanced Series versus an analysis of how the strategy to be used for the Acquiring Fund would have performed. For more information on the performance of the Balanced Series, see the Balanced Series’ prospectus under the section entitled “How has the Series performed?”

Where can I find more financial information about the Funds?

     The Balanced Series’ annual report contains a discussion of the Balanced Series’ performance during the Balanced Series’ last fiscal year and shows per share information for the Balanced Series’ past five fiscal years. The Balanced Series’ annual report for the fiscal year ended December 31, 2008, which contains audited financial statements of the Balanced Series, is incorporated herein by reference and is available upon request. (See “More Information about the Funds” below.) The Moderate Allocation Fund is a new fund and thus has not yet issued an annual report or semi-annual report. The Moderate Allocation Fund Prospectus, which is included with this Proxy Statement/Prospectus, contains further financial information about the Moderate Allocation Fund.

Who manages the Funds?

     The management of the business and affairs of each Fund is the responsibility of the Board of the applicable Trust. Each Board and each Fund’s senior management select officers to be responsible for the day-to-day operations of the Fund.

     DMC manages the assets of the Balanced Series and makes investment decisions for the Moderate Allocation Fund. DMC is a series of Delaware Management Business Trust, which is a subsidiary of Delaware Management Holdings, Inc., and is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC and its predecessors have been managing the assets of the Delaware Companies since 1938.

     LIAC serves as the investment adviser for the Moderate Allocation Fund. Pursuant to an Investment Management Agreement dated April 30, 2007, LIAC is primarily responsible for the Moderate Allocation Fund’s portfolio investments and reports to the LVIP Trust’s Board. With limited exceptions, the Moderate Allocation Fund conducts its other business and affairs and bears the expenses and salaries necessary and incidental thereto. These expenses include, without limitation, expenses related to: the maintenance of the Moderate Allocation Fund’s books, records and procedures, including corporate secretary services; general accounting oversight; preparation of tax returns and reports; and legal services provided by LIAC or an affiliate of LIAC.

     DMC makes the day-to-day investment decisions for the Moderate Allocation Fund, pursuant to a sub-advisory agreement with LIAC. DMC makes investment decisions for the Moderate Allocation Fund in accordance with the Moderate Allocation Fund’s investment objectives and places orders on behalf of the Moderate Allocation Fund to effect those decisions. Thus, while the investment adviser for the Moderate Allocation Fund is different from the investment adviser for the Balanced Series, the same entity makes the day-to-day investment decisions both Funds.

     As of December 31, 2008, DMC and its affiliates within Delaware Investments managed, in the aggregate, more than $115 billion in assets in various institutional or separately managed investment company and insurance accounts. As of December 31, 2008, LIAC provided oversight, in the aggregate, more than $10.5 billion in assets in various separately managed investment company accounts. LIAC and DMC are each an indirect subsidiary, and subject to the ultimate control, of Lincoln National Corporation.

     A discussion of the basis for the approval by LVIP Trust’s Board of the Moderate Allocation Fund’s investment advisory contract will be available in the Moderate Allocation Fund’s semi-annual report to shareholders for the period ended June 30, 2009. A discussion of the basis for the approval by Delaware VIP® Trust’s Board of the Balanced Series’ investment advisory contract is available in the Balanced Series’ semi-annual report to shareholders for the period ended June 30, 2008.

     Portfolio Managers of the Moderate Allocation Fund. The portfolio managers of the Moderate Allocation Fund are employed by DMC, the Fund’s sub-adviser. Michael J. Hogan has primary responsibility for making day-to-day investment decisions for the Moderate Allocation Fund. When making investment decisions for the Moderate Allocation Fund, Mr. Hogan regularly consults with Paul Grillo, Sharon Hill, Francis X. Morris, and Babak Zenouzi.

     Michael J. Hogan, CFA, Executive Vice President, Chief Investment Officer, Head of Equity Investments

     Michael J. Hogan joined Delaware Investments in April 2007 to lead equity investments, which comprises 10 in-house investment teams. In addition, he oversees the firm’s asset allocation effort. Mr. Hogan previously spent eleven years at SEI Investments, with the last three of those as the managing director and global head of equity. Mr. Hogan graduated from the University of Delaware with a bachelor’s degree in economics.

     Paul Grillo, CFA, Senior Vice President, Co-Chief Investment Officer — Total Return Fixed Income Strategy

     Paul Grillo is a member of the firm’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. Grillo serves as co-lead portfolio manager for the firm’s Diversified Income products and has been influential in the growth and distribution of the firm’s multisector strategies. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Mr. Grillo holds a bachelor’s degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

     Sharon Hill, Ph.D., Senior Vice President, Head of Equity Quantitative Research and Analytics

     Sharon Hill, Ph.D., is head of equity quantitative research and analytics. Her group builds stock selection models and optimization tools, and conducts quantitative research for domestic, international, and global equity mandates. She is responsible for managing an institutional global equity portfolio, and serves on the committee that determines strategic and tactical weights for the firm’s multi-asset-class target risk funds. She joined Delaware Investments in 2000 as a Senior Programmer/Analyst of Investment Systems. Ms. Hill holds a bachelor’s degree, with honors, in mathematics from the City University of New York, at Brooklyn College and a master’s degree and Ph.D. in mathematics from the University of Connecticut.

     Francis X. Morris, Senior Vice President, Chief Investment Officer — Core Equity

     Francis X. Morris joined Delaware Investments in 1997 and is currently the chief investment officer for Core Equity investments. Mr. Morris holds a bachelor’s degree from Providence College and an MBA from Widener University.

     Babak (Bob) Zenouzi, Senior Vice President, Senior Portfolio Manager

     Bob Zenouzi is the lead manager for the domestic and global REIT effort at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. Bob Zenouzi rejoined Delaware Investments in 2006 after having spent seven years as an analyst and portfolio manager with the firm and prior to leaving to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager. Mr. Zenouzi has a master’s degree in finance from Boston College and a bachelor’s degree from Babson College.

     The Statement of Additional Information for the Moderate Allocation Fund dated March 25, 2009 related to the Moderate Allocation Fund Prospectus (the “Moderate Allocation Fund SAI”), provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Moderate Allocation Fund. For information on how to obtain a copy of the Moderate Allocation Fund SAI, please see the section entitled “More Information about the Funds.”

     Portfolio Managers of the Balanced Series. D. Tysen Nutt, Jr., Anthony A. Lombardi, Robert A. Vogel, Jr., Nikhil G. Lalvani, Nashira S. Wynn, and Kristen E. Bartholdson have primary responsibility for making the day-to-day investment decisions for the equity portion of the Balanced Series. Messrs. Nutt, Lombardi, and Vogel assumed responsibility for the Balanced Series in February 2005, Mr. Lalvani and Ms. Wynn assumed responsibility for the Balanced Series in October 2006, and Ms. Bartholdson assumed responsibility for the Balanced Series in December 2008. Paul Grillo, Roger A. Early, Thomas H. Chow, and Kevin P. Loome have primary responsibility for making day-to-day investment decisions for the fixed income portion of the Balanced Series. Mr. Grillo has been managing the fixed income portion of the Balanced Series since April 2000. Messrs. Early and Chow assumed responsibility for the Balanced Series in May 2007. Mr. Loome assumed responsibility for the Balanced Series in August 2007.

     D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader — Large-Cap Value Focus Equity

     D. Tysen Nutt, Jr. joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for DMC’s Large-Cap Value Focus strategy. Before joining DMC, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM), where he managed mutual funds and separate accounts for institutions and private clients. He departed MLIM as a managing director. Prior to joining MLIM in 1994, Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

     Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager

     Anthony A. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for DMC’s Large-Cap Value Focus strategy. Previously, Lombardi worked at Merrill Lynch Investment Managers from 1998 to 2004, where he rose to the position of director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings in 1989. Mr. Mr. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA with a concentration in finance. He is a member of the New York Society of Security Analysts and the CFA Institute.

     Robert A. Vogel Jr., CFA, Vice President, Senior Portfolio Manager

     Robert A. Vogel, Jr. joined Delaware Investments in 2004 as a vice president, senior portfolio manager for DMC’s Large-Cap Value Focus strategy. He previously worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia.

     Nikhil G. Lalvani, CFA, Vice President, Portfolio Manager

     Nikhil G. Lalvani is a portfolio manager with DMC’s Large-Cap Value Focus team. At Delaware Investments, Lalvani has served as both a fundamental and quantitative analyst. Prior to joining DMC as an account analyst in 1997 , he was a research associate with Bloomberg. Mr. Lalvani holds a bachelor’s degree in finance from Penn State University and is a member of the CFA Society of Philadelphia.

     Nashira S. Wynn, Vice President, Portfolio Manager

     Nashira S. Wynn is a portfolio manager with DMC’s Large-Cap Value Focus team. Prior to joining Delaware Investments as a senior equity analyst in 2004, she was an equity research analyst for Merrill Lynch Investment Managers, starting there in July 2001. Wynn earned a bachelor’s degree in finance, with a minor in economics, from The College of New Jersey, and she attended England’s Oxford University as a presidential scholar.

     Kristen E. Bartholdson, Vice President, Portfolio Manager

     Ms. Bartholdson is a portfolio manager with the firm’s Large-Cap Value Focus team. Prior to joining Delaware Investments as an equity analyst in 2006, she worked as at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

     Biographical information for Paul Grillo is included above in the discussion of his role in managing the Moderate Allocation Fund.

     Roger A. Early, CPA, CFA, CFP, Senior Vice President, Senior Portfolio Manager

     Roger A. Early is a member of DMC’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He re-joined Delaware Investments in March 2007. During his previous tenure at DMC, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. Early most recently worked at Chartwell Investment Partners, where he served as a senior portfolio manager in fixed income from 2003 to 2007. He also worked at Turner Investments from 2002 to 2003, where he served as chief investment officer for fixed income, and Rittenhouse Financial from 2001 to 2002. He started his career in Pittsburgh, leaving to join Delaware Investments in 1994 after 10 years at Federated Investors. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh and he is a member of the CFA Society of Philadelphia.

     Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager

     Thomas H. Chow is a member of DMC’s taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. His experience includes exposure to asset liability management strategies and credit risk opportunities. Prior to joining Delaware Investments as a portfolio manager in 2001, he was a trader of high grade and high yield securities, and was involved in the portfolio management of collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Chow received a bachelor’s degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute.

     Kevin P. Loome, CFA, Senior Vice President, Senior Portfolio Manager, Head of High Yield Investments

     Kevin P. Loome is head of the High Yield fixed income team, responsible for portfolio construction and strategic asset allocation of all high yield fixed income assets. Prior to joining Delaware Investments in August 2007 as the head of the High Yield fixed income team, Loome spent 11 years at T. Rowe Price, starting as an analyst and leaving DMC as a portfolio manager. He began his career with Morgan Stanley as a corporate finance analyst in the New York and London offices. Loome received his bachelor’s degree in commerce from the University of Virginia and earned an MBA from the Tuck School of Business at Dartmouth.

     Manager of Managers. LIAC and DMC may each employ a “manager of managers” structure for mutual funds pursuant to exemptive orders from the SEC that permit LIAC and DMC, without further shareholder approval, to enter into and materially amend a sub-advisory agreement with a sub-adviser upon approval of the applicable Fund’s Board. The SEC orders are subject to certain conditions. For example, within 90 days of the hiring of a new sub-adviser for a Fund, the Fund’s shareholders will be furnished with information that would be included in a proxy statement regarding the new sub-adviser. Moreover, neither LIAC nor DMC may enter into a sub-advisory agreement with any affiliated sub-adviser without shareholder approval. Each of LIAC and DMC has ultimate responsibility (subject to Board oversight) to oversee sub-advisers and to recommend their hiring, termination, and replacement. LIAC is affiliated with DMC.

     More Information. The Statement of Additional Information for the Balanced Series dated April 29, 2008, as amended and supplemented to date (the “Balanced Series SAI”), provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Balanced Series. For information on how to obtain a copy of the Balanced Series SAI, please see the section entitled “More Information about the Funds.”

What are other key features of the Funds?

     Investment Management Fees. DMC is the investment manager of the Balanced Series pursuant to an investment management agreement dated December 15, 1999 that provides for reductions in the fee rate for the Balanced Series as the assets of the Balanced Series increase. The Balanced Series’ fee schedule, under which payments are made monthly based on the average daily net assets of the Balanced Series during such month, at an annual rate as follows:

Investment Management Fee
0.65% on the first $500 million
0.60% on the next $500 million
0.55% on the next $1.5 billion
0.50% on assets in excess of $2.5 billion

     For more information concerning the fees that were paid to DMC as the investment adviser of the Balanced Series, see the Balanced Series prospectus under the section entitled “Investment Manager and Other Service Providers - Investment Manager.”

     LIAC is the investment manager of the Moderate Allocation Fund pursuant to an investment advisory contract that provides for an annual fee of 0.75% of the Moderate Allocation Fund’s average net assets. Because the Moderate Allocation Fund is a new fund that was organized for purposes of the Transaction, the Moderate Allocation Fund has not yet paid any management fees to LIAC. To help limit the Moderate Allocation Fund’s expenses, LIAC has contractually agreed to waive a portion of its advisory fee for the Moderate Allocation Fund equal to 0.10% of the Fund’s average daily net assets. This waiver will continue through at least April 30, 2010, and will renew automatically for one-year terms unless LIAC provides written notice of termination to the Moderate Allocation Fund. There can be no assurance that the above fee waiver will continue beyond April 30, 2010.

     The sub-advisory agreement for the Moderate Allocation Fund, pursuant to which DMC provides day-to-day management services to the Moderate Allocation Fund, provides for payments by LIAC to DMC at an annual rate equal to 0.35% of the average daily net assets of the Moderate Allocation Fund.

     Distribution Services. Pursuant to underwriting agreements relating to the Balanced Series, DDLP, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the national distributor for the shares of the Balanced Series. DDLP pays the expenses of the promotion and distribution of the Balanced Series’ shares, except for payments by the Balanced Series’ Service Class shares under its 12b-1 Plan. DDLP is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. and is an affiliate of DMC.

     Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor-Chester Road, Radnor, Pennsylvania 19087, serves as the principal underwriter for LVIP Trust pursuant to a Principal Underwriting Agreement dated June 1, 2007. Under the agreement, LFD serves as principal underwriter and distributor of the Moderate Allocation Fund. LFD is an affiliate of DDLP and DMC.

     Rule 12b-1 Plans. Each Fund has adopted a separate distribution plan or “Rule 12b-1 Plan” for each Fund’s Service Class shares (each, a “Rule 12b-1 Plan”).

     Each Fund’s Rule 12b-1 Plan permits it to pay out of the assets of Service Class shares monthly fees to that Fund’s distributor for services and expenses in distributing and promoting shares of such classes. In addition, each Fund’s Rule 12b-1 Plan permits each Fund to make payments out of the assets of the Service Class shares to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such Class.

     The variable contract salesperson who sells your variable contract may be eligible to receive payments as compensation for an investment in a Fund. Each Fund’s distributor and/or its affiliates may pay additional compensation (at their own expense and not as an expense of a Fund) to certain affiliated or unaffiliated financial intermediaries, such as participating insurance companies, brokers, or dealers in connection with the sale or retention of Fund shares or insurance products that contain a Fund and/or the servicing of current and prospective contract owners. The level of payments made to a financial intermediary in any given year may vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, a distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to financial intermediaries.

     Moderate Allocation Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“Lincoln New York”), and other insurance companies. The insurance companies hold the fund shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance policies.

     The maximum aggregate annual fee payable under the Balanced Series’ Rule 12b-1 Plan is, on an annual basis, up to 0.30% of the average daily net assets of Service Class Shares. This amount is currently contractually limited by DDLP to 0.25% from May 1, 2008 through April 30, 2010.

     The maximum aggregate annual fee payable under the Moderate Allocation Fund’s Rule 12b-1 Plan is, on an annual basis, 0.35% of the average daily net assets of Service Class shares (currently limited by the LVIP Board to 0.25%).

     For more information, please see the Balanced Series SAI and the Moderate Allocation Fund SAI.

     Purchase, Exchange, and Redemption Procedures. Procedures for the purchase, exchange and redemption of each Fund’s shares are similar. You may refer to the Moderate Allocation Fund Prospectus under the section entitled “Purchase and Redemption of Fund Shares” for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges, and redemptions of the Moderate Allocation Fund’s shares. Your variable contract may contain different provisions with respect to the timing and method of purchases, exchanges, and redemptions, and any related charges.

     Dividends, Distributions, and Taxes. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least annually. Each Fund will also distribute net realized capital gains, if any, at least annually. For more information about dividends, distributions and the tax implications of investing in the Moderate Allocation Fund, please see the Moderate Allocation Fund Prospectus under the section entitled “Distributions and Federal Income Tax Considerations.”

REASONS FOR THE TRANSACTION

     Based on the considerations described below, the Board of Delaware VIP® Trust, including the trustees who are independent trustees as defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (each, an “Independent Trustee” and, collectively, the “Independent Trustees”), on behalf of the Balanced Series, has determined that the Transaction would be in the best interests of the Balanced Series and that the interests of the Balanced Series’ existing shareholders would not be diluted as a result of the Transaction. At a meeting of the Board of the Delaware VIP Trust held on February 24-26, 2009, DMC presented the Plan and provided data and analysis regarding the Transaction. The Board considered a number of factors, including the following:

  The compatibility of the Balanced Series’ investment objective, policies, and restrictions with the investment objective, policies, and restrictions of the Moderate Allocation Fund;

  The relative investment performance of the Balanced Series versus information regarding the performance of other funds or accounts managed using the investment strategies to be employed by the Moderate Allocation Fund;

  The past and current growth in assets of the Balanced Series and the anticipated future inability of the Balanced Series to achieve satisfactory asset growth, versus the anticipated ability of the Moderate Allocation Fund’s ability to achieve asset growth;

  The relative net expense ratios of the Funds, including the impact of expense caps and fee waivers;

  The proposal of LIAC to contractually waive a portion of its investment advisory fee and/or to reimburse expenses to the extent necessary to limit total annual operating expenses of the Moderate Allocation Fund;

  The anticipated federal income tax consequences of the Transaction with respect to each Fund and their shareholders;

  DMC’s offer to bear all of the costs of the Transaction; and

  The potential benefits of the proposed Transaction for the shareholders of the Balanced Series.

     The Board noted that the investment objective for the Balanced Series is similar to the investment objective of the Moderate Allocation Fund. The Board considered that the portfolio of the Balanced Series has historically been managed in a similar manner (and has had similar holdings) to a large portion of the anticipated portfolio of the Moderate Allocation Fund, and considered that this might provide for a relatively smooth transition for the Balanced Series should the Transaction be approved. The materials provided to the Board also explained that the investment strategies and policies of the Balanced Series are similar, but not identical to, the investment strategies and policies of the Moderate Allocation Fund. Notably, the Board materials stated that the Moderate Allocation Fund offers investors broader diversification across a set of global opportunities compared to the Balanced Series. A comparison of the investment objectives of strategies of the Funds is detailed further below under “Comparison of Investment Objectives, Strategies, Policies, and Risks.”

     The Board also considered actual and projected sales and redemption data and projections of relative asset growth for each Fund. The information provided to the Board indicated that the Balanced Series has minimal prospect of garnering additional assets, while the Moderate Allocation Fund has the prospect of being more aggressively marketed and therefore gaining assets.

     In deciding whether to recommend approval of the Transaction, the Board also considered the fees and expense ratios of the Moderate Allocation Fund and the Balanced Series and the impact of contractual fee waivers on such expense ratios. The Board considered the potential benefits afforded by a larger fund through economies of scale from the spreading of fixed costs over a larger asset base, although there can be no assurance that assets will increase or that operational savings will be realized. At the meeting of the Board, DMC informed the Board that, giving effect to contractual fee waivers and expense limitations, the net expenses for the Moderate Allocation Fund will be less than the net expenses of the Balanced Series for all classes of shares. DMC notified the Board that LIAC has contracted to waive all or a portion of its investment advisory fees and/or reimburse expenses of the Moderate Allocation Fund in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, underlying fund expenses, taxes, interest, brokerage fees, and non-routine expenses) from exceeding 0.73% of the Moderate Allocation Fund’s average daily net assets, and that this waiver will continue at least through April 30, 2010 and will renew automatically for one-year terms unless LIAC provides written notice of termination to the Moderate Allocation Fund. In addition, the Board noted that the 12b-1 fees for the Moderate Allocation Fund’s Service Class shares is no more than 0.25%. As a result of these waivers, reimbursements and/or limitations, the Board noted that the pro forma net expenses of the Moderate Allocation Fund after the Transaction will be less than the net expenses of the Balanced Series for all share classes.

     DMC informed the Board that the Transaction will be structured as a tax-free reorganization. DMC also informed the Board that DMC would bear all of the costs of the Transaction, including the costs associated with the solicitation of proxies. The Board then decided to recommend that shareholders of the Balanced Series vote to approve the Transaction. The Trustees making the foregoing determinations included all of the Independent Trustees.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES
UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

     If the shareholders of the Balanced Series do not approve the Transaction, the Board may consider other possible courses of action for the Balanced Series, including liquidation and dissolution.

     The Board of LVIP Trust also approved the Plan, concluding that the Transaction is in the best interests of the Moderate Allocation Fund and that no dilution of value would result to the shareholders of the Moderate Allocation Fund from the Transaction.

     On December 9, 2008, the LVIP Board of Trustees of the Lincoln Variable Insurance Products Trust (the “LVIP Board”) met to consider the organization and offering of the Moderate Allocation Fund, including the appointment of LIAC as investment adviser and DMC as sub-adviser to the Moderate Allocation Fund. The LVIP Board considered the organization and offering of the Moderate Allocation Fund in the context of the organization and offering of two other funds to be offered together with the Moderate Allocation Fund as a suite of investment options for qualified plans, the LVIP Delaware Foundation® Conservative Allocation Fund and the LVIP Delaware Foundation Aggressive Allocation Fund.

     Also on December 9, 2008, the LVIP Board considered the Transaction. The officers of LVIP Trust (“Fund Management”) provided information regarding the reasons for the proposals and information regarding the Transaction.

     The Independent Trustees reported that they had met in executive session with their independent legal counsel and reviewed materials provided by Fund Management, LIAC and DMC. In addition, the Independent Trustees reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to approval of investment advisory and sub-advisory agreements and the factors that they should consider in approving such agreements.

     With respect to the Transaction, independent legal counsel advised the Independent Trustees of the findings that would need to be made by the Board under Rule 17a-8 under the 1940 Act to approve a merger of affiliated funds. The Independent Trustees noted the representation by Fund Management that there would be no dilutive effect upon the shareholders of the Funds. In considering approval of the agreements and the Transaction, the Independent Trustees did not identify any single factor or group of factors as all-important or controlling and considered all factors together. The Independent Trustees reported that they had considered the following factors and reached the following conclusions with respect to their recommendations to the Board.

     Advisory Agreement with LIAC — In considering the approval of the investment advisory agreement with LIAC for the Moderate Allocation Fund, the LVIP Board considered the nature, extent and quality of services proposed to be provided to the Moderate Allocation Fund by LIAC, including LIAC personnel, resources, compliance efforts and oversight of DMC and that LIAC serves as investment adviser for the currently existing funds of the LVIP Trust. The LVIP Board reviewed the services to be provided by LIAC in serving as investment adviser and overseeing a sub-adviser, the personnel constituting the investment oversight and compliance staff, regulatory and compliance matters and considered that LIAC would delegate day-to-day portfolio management responsibility for the Moderate Allocation Fund to DMC. The LVIP Board also considered that Lincoln Life would provide administrative services for the Moderate Allocation Fund as it does for the existing funds of the LVIP Trust and that certain Lincoln Life personnel would also be providing services to the Moderate Allocation Fund on behalf of LIAC. Based on this information, the LVIP Board concluded that the services to be provided by LIAC were expected to be acceptable.

     The LVIP Board reviewed the proposed management fee and estimated expense ratios for the Moderate Allocation Fund, and noted LIAC’s agreement to waive a portion of the Moderate Allocation Fund’s management fee (“net management fee”) and to impose expense limitations for a period of time for the Moderate Allocation Fund. The LVIP Board also compared the net management fees to the management fees in a Morningstar Peer Group selected by Fund Management and noted that although the proposed net management fee for the Moderate Allocation Fund was higher than the mean of the Morningstar Peer Group, the total expense ratio for the Moderate Allocation Fund was lower than the mean of the Morningstar Peer Group. The LVIP Board concluded that the management fee, together with the management fee waiver and the expense limitation, was reasonable.

     The LVIP Board also reviewed the pro forma profitability analysis concerning LIAC with respect to the Moderate Allocation Fund and concluded that the estimated profitability of LIAC in connection with the management of the Moderate Allocation Fund was not unreasonable.

     The LVIP Board considered the extent to which economies of scale would be realized as the Moderate Allocation Fund grows and whether the fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. However, because the Moderate Allocation Fund is newly organized, the LVIP Board determined to review economies of scale in the future after the Moderate Allocation Fund has commenced operations.

     The LVIP Board considered any additional benefits LIAC may receive due to its association with the Moderate Allocation Fund, and noted that affiliates of LIAC provide various services to other LVIP Trust funds and are proposed to provide similar services to the LVIP Delaware Foundation® Funds. The LVIP Board also noted that Lincoln Life may be eligible to claim on its tax returns dividends received deductions in connection with dividends received from the LVIP Trust funds by Lincoln Life holding fund shares on behalf of contract holders.

     Sub-Advisory Agreement with DMC — In considering the approval of the proposed sub-advisory agreement between LIAC and DMC on behalf of the Moderate Allocation Fund, the LVIP Board considered the nature, extent and quality of services to be provided by DMC under the sub-advisory agreement. The LVIP Board were informed that the proposed sub-advisory agreement contains substantially the same terms as those in place under the current sub-advisory agreements for the other funds of LVIP Trust for which DMC serves as sub-adviser. The LVIP Board considered the services provided to existing funds in LVIP Trust currently sub-advised by DMC. The LVIP Board reviewed the services to be provided by DMC, the background of the investment professionals proposed to service the Moderate Allocation Fund and the resources and investment process of DMC. The LVIP Board also considered DMC’s in-person presentation at the Board meeting concerning the construction of the active asset allocation strategies to be used for the Moderate Allocation Fund and information concerning the different investment sleeves used in the investment strategy. The LVIP Board concluded that the services to be provided by DMC were expected to be acceptable.

     The Independent Trustees considered the sub-advisory fee to be paid to DMC and considered that the rate of the proposed sub-advisory fee was negotiated between LIAC and DMC and that LIAC would compensate DMC from its fee and concluded the proposed sub-advisory fees were reasonable. The Independent Trustees considered that DMC has the ability to obtain research with soft dollars that may or may not be used for the Moderate Allocation Fund and may be used for the benefit of other clients of DMC.

     Approval of the Transaction — The Independent Trustees reported their findings to the Board of Trustees, and the one Trustee who is an “interested person” (as such term is defined in the 1940 Act) adopted the considerations and conclusions of the Independent Trustees. In considering the Transaction, based on information provided to them by Fund Management, the LVIP Board considered a number of factors, including:

  that the Balanced Series could provide seed capital for the Moderate Allocation Fund;

  that the Moderate Allocation Fund would be structured as to appeal to retirement plan fiduciaries as an investment choice to be included in certain qualified plans;

  Fund Management’s belief that as the total expense ratios with the management fee waiver and expense limitation would be lower than the mean of the Morningstar peer groups, the Moderate Allocation Fund should be a competitive choice for certain qualified plans;

  that the sleeve structure of the active asset allocation strategy would be less expensive to shareholders than a fund of funds structure;

  that the Transaction will be structured as a tax free transaction for federal income tax purposes; and

  that DMC has agreed to bear the costs of the Transaction, including the preparation of the prospectus/proxy statements, printing and distributing the Balanced Series’ proxy materials, legal fees, auditor fees, expenses of holding shareholder meetings and the brokerage costs associated with repositioning the Funds’ portfolios.

     Based upon all of the foregoing, the LVIP Board determined on December 9, 2008 that: (1) participation in the Transaction is in the best interests of the Moderate Allocation Fund and (2) the interests of the shareholders of the Moderate Allocation Fund will not be diluted as a result of the Transaction. On that same date, the LVIP Board approved the Transaction with respect to the Moderate Allocation Fund.

INFORMATION ABOUT THE TRANSACTION AND THE PLAN

     This is only a summary of the Plan. You should read the Plan, which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Transaction be carried out?

     If the shareholders of the Balanced Series approve the Plan, the Transaction will take place after the parties to the Plan satisfy various conditions. The Transaction will occur on the Closing Date, which is currently expected to be in May 2009.

     If the shareholders of the Balanced Series approve the Plan, the Balanced Series will deliver to the Moderate Allocation Fund substantially all of its property, assets, goodwill, and stated liabilities on the Closing Date. In exchange the Balanced Series will receive Moderate Allocation Fund shares to be distributed pro rata to the Balanced Series’ shareholders. The value of the assets delivered to the Moderate Allocation Fund will be computed as of the close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date. A business day is any day that the NYSE is open for business.

     If the Transaction is approved, the stock transfer books of the Balanced Series will be permanently closed as of the last close of business of the NYSE before the Closing Date. The Balanced Series will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Moderate Allocation Fund.

     The net asset value per share of each class of each Fund will be determined by dividing the assets of each share class, less liabilities, by the total number of the outstanding shares of that class. The method of valuation to be employed to value the securities of each Fund is in accordance with methods set forth in each Fund’s respective current registration statement on Form N-1A and the applicable valuation procedures then in effect.

     The number of full and fractional shares of the Moderate Allocation Fund you will receive in the Reorganization will be equal in value to the value of your shares of the Balanced Series as of 4:00 p.m. on the Closing Date (unless trading on the NYSE or other exchange on which the Funds’ investments primarily trade is disrupted, in which case the Closing Date may be postponed until the first business day after the day on which normal trading resumes on such exchange). Promptly after the Closing Date, the LVIP Trust will cause to be registered on its transfer agency books in the name of each record holder of Balanced Series shares immediately prior to the Reorganization the number of Moderate Allocation Fund shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

     To the extent permitted by law, the Plan may be amended at the direction of the Boards, without contract owner approval. Either Fund’s Board may also agree to terminate and abandon the Transaction at any time before or after the approval of contract owners of the Balanced Series or may terminate and abandon the Transaction at any time prior to the Closing, before or after approval by the shareholders of the Balanced Series, if circumstances should develop that, in a Board’s opinion, make proceeding with the Transaction inadvisable. The Plan provides that the Transaction is conditioned upon: (1) the Plan being approved by shareholders of the Balanced Series; and (2) each Trust receiving an opinion of counsel that the Transaction will constitute a tax-free reorganization for federal income tax purposes.

Who will pay the expenses of the Transaction?

     DMC will bear the costs of the Transaction, which include preparation of the Proxy Statement/Prospectus, printing and distributing the Balanced Series’ proxy materials, legal fees, accounting fees, and expenses of holding a shareholder meeting. The brokerage costs associated with repositioning the Balanced Series’ portfolio in connection with the Transaction will also be paid by DMC. Solicitation of proxies is projected to cost $4,285.34.

What are the tax consequences of the Transaction?

     The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Assuming each variable annuity contract or variable life insurance policy is treated as a variable annuity for federal income tax purposes, each contract owner will not recognize taxable income as a result of the Transaction. Based on certain assumptions made and representations to be made on behalf of the Balanced Series and the Moderate Allocation Fund, it is expected that Stradley Ronon Stevens & Young, LLP will provide a legal opinion to the effect that, for federal income tax purposes: (1) shareholders of the Balanced Series will not recognize any gain or loss as a result of the exchange of their shares of the Balanced Series for shares of the Moderate Allocation Fund; (2) the Moderate Allocation Fund and its shareholders will not recognize any gain or loss upon receipt of the Balanced Series’ assets; and (3) the holding period and aggregate tax basis for Moderate Allocation Fund shares that are received by a Balanced Series shareholder will be the same as the holding period and aggregate tax basis of the shares of Balanced Series previously held by such shareholder.

     Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Transaction is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, Balanced Series would recognize gain or loss on the transfer of its assets to Moderate Allocation Fund and each shareholder of Balanced Series would recognize a taxable gain or loss equal to the difference between its tax basis in its Balanced Series shares and the fair market value of the shares of Moderate Allocation Fund it received.

     Capital losses of a fund can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. However, any such capital losses are subject to an annual limitation if there is a more than 50% “change in ownership” of a fund. If, as is anticipated, the Moderate Allocation Fund has no assets at the time of the closing of the reorganization, there will be no change of ownership of the Balanced Series as a result of the transaction. However, the capital losses of the Moderate Allocation Fund, as the successor in interest to the Balanced Series, may subsequently become subject to an annual limitation as a result of sales of Moderate Allocation Fund shares post-transaction. At December 31, 2008, Moderate Allocation Fund had no capital loss carryovers. At December 31, 2008, Balanced Series had capital loss carryovers of approximately $19.9 million (expiring 2009-2016) and unrealized depreciation in value of its investments of $2.7 million, aggregating approximately $22.6 million, to which the Moderate Allocation Fund will succeed.

     However, in light of the tax-favored status of the shareholders of the Balanced Series and Moderate Allocation Fund, which are either life insurance company separate accounts or trustees of qualified pension or retirement plans, the fact that the aggregate capital loss carryovers of a Fund may be subject to an annual limitation should not result in any material adverse tax consequences to the shareholders of either Fund or to contract holders that have selected either Fund as an investment option.

     After the Transaction, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period for their shares for federal income tax purposes. Shareholders should also consult their tax adviser about the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

     Contract holders that have selected either Fund as an investment option are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. The tax treatment of payments made under a variable insurance contract is described in the prospectus for the contract. Affected contract owners and shareholders should, however, consult their tax advisers regarding the effect, if any, of the Transaction in light of their individual circumstances.

What is the Impact to the Funds from Profile Fund Investments?

     The Moderate Allocation Fund may accept investments from the Lincoln Profile Funds, separate investment series of the LVIP Trust, each of which operates as a fund of funds. From time to time, the Lincoln Profile Funds may change the allocations or rebalance their underlying holdings, which are mutual funds. If the Lincoln Profile Funds increase their holdings of the Moderate Allocation Fund, this action may cause the Moderate Allocation Fund to experience large purchases of its shares and large inflows. Similarly, the Lincoln Profile Funds may decrease their holdings in the Moderate Allocation Fund, and this may cause the Moderate Allocation Fund to experience large redemptions. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Moderate Allocation Fund’s portfolio management. For example, the Moderate Allocation Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

What should I know about shares of the Moderate Allocation Fund?

     If the Transaction is approved, shares of the Moderate Allocation Fund will be distributed to accounts currently holding shares of the Balanced Series. When issued, each share will be validly issued, fully paid, and non-assessable. These shares of the Moderate Allocation Fund will be recorded electronically in each contract owner’s account. The Moderate Allocation Fund will then send a confirmation to each contract owner.

     Moderate Allocation Fund shares to be issued in the Transaction have the same rights and privileges as your Balanced Series shares. For example, all shares have non-cumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting would not be able to elect any trustees.

     Like the Balanced Series, the Moderate Allocation Fund does not routinely hold annual contract owner meetings. The Moderate Allocation Fund may hold special meetings for matters requiring shareholder approval. A meeting of the Moderate Allocation Fund’s shareholders may also be called at any time by the Board or by the chairperson of the Board or by the president.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

     The following table sets forth, as of December 31, 2008, the separate capitalizations of the Moderate Allocation Fund and the Balanced Series, and the pro forma capitalization of the Moderate Allocation Fund as adjusted to give effect to the proposed Transaction. The capitalization of the Moderate Allocation Fund is likely to be different if and when the Transaction is actually consummated.

			Moderate
	Balanced	Moderate	Allocation Fund
	Series	Allocation Fund	after Transaction
	(audited)	(unaudited)	(pro forma)
Net assets (all classes)	$16,686,655	$—	$16,686,655
Total shares outstanding	1,510,604	—	1,510,604

Service Class net assets	$80.90	$—	$80.90
Service Class shares outstanding	7.27	—	7.27
Service Class net asset value per share	$11.13	$—	$11.13

Standard Class net assets	$16,686,574	$—	$16,686,574
Standard Class shares outstanding	1,510,597	—	1,510,597
Standard Class net asset value per share	$11.05	$—	$11.05

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES,
POLICIES, AND RISKS

     This section describes the investment objectives, principal investment strategies, and the key investment policies of the Funds, and certain noteworthy differences between such objectives, strategies, and policies, as well as the risks associated with such objectives, strategies, and policies. For a complete description of the Moderate Allocation Fund’s investment strategies, policies, and risks, you should read the Moderate Allocation Fund Prospectus, which is included with this Proxy Statement/Prospectus.

Are there any significant differences between the investment objectives of the Balanced Series and the Moderate Allocation Fund?

     The investment objective of the Balanced Series is substantially similar, but not identical, to the investment objective of the Moderate Allocation Fund. The Balanced Series seeks a balance of capital appreciation, income and preservation of capital, whereas the Moderate Allocation Fund seeks capital appreciation with current income as a secondary objective. Each Fund’s investment objective is non-fundamental and may be changed without prior shareholder approval.

Are there any significant differences between the investment strategies and policies of the Balanced Series and the Moderate Allocation Fund?

     The overall investment strategies and policies of the Balanced Series are similar, but not identical, to the investment strategies and policies of the Moderate Allocation Fund. The most significant difference between the Balanced Series’ and the Moderate Allocation Fund’s stated investment policies is that the Funds have different minimum levels as targets for investment in equities versus fixed income securities, in that the Balanced Series generally invests at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income securities, while the Moderate Allocation Fund will typically target 60% of its net assets in equity securities and 40% of its net assets in fixed income securities and cash equivalents. As described in more detail below, another significant difference is that the Moderate Allocation Fund offers investors broader diversification across a set of global opportunities and across investments in issuers of different sizes through its larger group of possible investment styles as compared to the Balanced Series.

     As described more fully below, the Moderate Allocation Fund has as part of its principal investment strategies to invest in small and medium sized issuers, emerging markets securities, exchange traded funds, and global real estate, while the Balanced Fund does not invest in such investments as part of its principal investment strategies. However, the Balanced Fund invests, as part of its principal investment strategies, in derivatives, index swaps, and futures and options, and the Balanced Fund may, as part of its principal investment strategies, borrow from banks and lend securities, which the Moderate Allocation does not intend to do.

     In response to market, economic, political or other conditions, each Fund may temporarily use a different investment strategy for defensive purposes. If a Fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

     Balanced Series’ Investment Program — The following is a brief summary of the investment program for the Balanced Series. Further information about the Balanced Series’ investment program is included in the Balanced Series Prospectus, which is incorporated herein by reference and is available upon request. To request such information, see “More Information About the Funds,” below.

     The Balanced Series seeks capital appreciation by investing at least 25% of its net assets in equity securities of primarily large-capitalization companies that DMC believes have long-term capital appreciation potential. The Balanced Series has adopted a nonfundamental investment policy to invest, under normal circumstances, at least 25% of its net assets in equity securities and at least 25% of its net assets in fixed income securities, including high yield fixed income securities (commonly known as “junk bonds”). DMC will typically follow a value-oriented investment philosophy in selecting stocks for the Balanced Series using a research-intensive approach that considers factors such as:

  A security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;

  Favorable earnings prospects and dividend yield potential;

  The financial condition of the issuer; and

  Various qualitative factors.

     To seek current income and help preserve capital, DMC generally invests at least 25% of the Balanced Series’ net assets in various types of fixed income securities, including U.S. government and government agency securities, corporate bonds, and high yield securities. Each bond in the portfolio will typically have a maturity between 1 and 30 years, and the average maturity of the portfolio will typically be between 1 and 10 years. DMC conducts ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

     DMC conducts ongoing analysis of the different markets to determine the appropriate mix of stocks and bonds for the current economic and investment environment.

     Stocks offer investors the potential for capital appreciation and may pay dividends as well. Fixed income securities offer the potential for greater income payments than stocks and also may provide capital appreciation.

Securities and Investment Techniques	How the Balanced Series Uses Them
Common stocks: Securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits, proportionate to the number of shares they own.	Under normal circumstances, the Balanced Series generally invests at least 25% of its net assets in common stocks.

Convertible securities: Usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

The Balanced Series may invest in convertible securities; however, it will not invest more than 10% of its net assets in convertible securities that are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or in securities that are unrated but deemed equivalent to non investment grade.

Securities and Investment Techniques	How the Balanced Series Uses Them

Mortgage-backed securities: Fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the U.S. government or its agencies or instrumentalities, such as the Federal Home Loan Mortgage Corporation, Fannie Mae, and the Government National Mortgage Association. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The Balanced Series may invest without limit in government-related mortgage-backed securities or privately issued mortgage-backed securities that are fully collateralized by government securities.

The Balanced Series may invest up to 20% of net assets in mortgage-backed securities issued by private companies regardless of whether the securities are 100% collateralized. However, these securities must be rated at the time of purchase in one of the four highest categories by an NRSRO, such as Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). They must also represent interests in whole-loan mortgages, multi-family mortgages, and other mortgage collateral supported by a first mortgage lien on real estate. The privately issued securities the Balanced Series may invest in are either collateralized mortgage obligations or real estate mortgage investment conduits (see below).

Collateralized mortgage obligations (“CMOs”): Privately issued mortgage-backed bonds whose underlying value is the mortgages that are grouped into different pools according to their maturity. They are issued by U.S. government agencies and private issuers.

See “mortgage-backed securities” above.

Real estate mortgage investment conduits (“REMICs”): Privately issued mortgage-backed bonds whose underlying value is a fixed pool of mortgages secured by an interest in real property. Like CMOs, REMICs offer different pools.

See “mortgage-backed securities” above.
Asset-backed securities: Bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.	The Balanced Series invests only in asset-backed securities rated in one of the four highest categories by an NRSRO.
Corporate bonds: Debt obligations issued by a corporation.	DMC focuses on bonds rated in one of the four highest categories by an NRSRO (or if unrated, deemed equivalent), with maturities typically between 1 and 30 years.

High yield corporate bonds: Debt obligations issued by a corporation and rated lower than investment grade by an NRSRO, such as S&P or Moody’s. High yield bonds, also known as “junk bonds,” are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

The Balanced Series may invest in high yield corporate bonds. Emphasis is typically on those rated BB or Ba by an NRSRO.

DMC carefully evaluates an individual company’s financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. DMC’s goal is to identify those companies that DMC believes will be able to repay their debt obligations in spite of poor ratings. The Balanced Series may invest in unrated bonds if DMC believes their credit quality is comparable to the rated bonds the Balanced Series is permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

Securities and Investment Techniques	How the Balanced Series Uses Them

Repurchase agreements: An agreement between a buyer of securities, such as a series, and a seller of securities in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

Typically, the Balanced Series uses repurchase agreements as a short-term investment for the Balanced Series’ cash position. In order to enter into these repurchase agreements, the Balanced Series must have collateral of at least 102% of the repurchase price. The Balanced Series will only enter into repurchase agreements in which the collateral is comprised of U.S. government securities. In DMC’s discretion, the Balanced Series may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities or government sponsored enterprises.

American depositary receipts (“ADRs”): Receipts issued by a U.S. depositary (usually a U.S. bank) that represent an ownership interest in an underlying security that is held by the depositary. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign shares. ADRs are bought and sold the same as other U.S. securities.

The Balanced Series may invest without limitation in ADRs.

Interest rate swap, index swap, and credit default swap agreements: In an interest rate swap, a series receives payments from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with a series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. In an index swap, a series receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a series receiving interest payments from another party in exchange for movements in the total return of a specified index. In a credit default swap, a series may transfer the financial risk of a credit event occurring (a bond default, bankruptcy, restructuring, etc.) on a particular security or basket of securities to another party by paying that party a periodic premium; likewise, a series may assume the financial risk of a credit event occurring on a particular security or basket of securities in exchange for receiving premium payments from another party. Interest rate swaps, index swaps, and credit default swaps may be considered to be illiquid.

The Balanced Series may use interest rate swaps to adjust its sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that we invest in, such as the corporate bond market. The Balanced Series also uses index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Balanced Series on favorable terms. The Balanced Series may enter into credit default swaps in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.

Restricted securities: Privately placed securities whose resale is restricted under U.S. securities laws.

The Balanced Series may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Balanced Series’ 15% limit on illiquid securities.

Securities and Investment Techniques	How the Balanced Series Uses Them

Illiquid securities: Securities that do not have a ready market and cannot be readily sold within seven days at approximately the price at which a series has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

The Balanced Series may invest up to 15% of its net assets in illiquid securities.

Bank loans: An interest in a loan or other direct indebtedness, such as an assignment, that entitles the acquiring of such interest to payments of interest, principal, and/or other amounts due under the structure of the loan or other direct indebtedness. In addition to being structured as secured or unsecured loans, such investments could be structured as novations or assignments or represent trade or other claims owed by a company to a supplier.

The Balanced Series may invest without restriction in bank loans that meet the credit standards established by the portfolio managers. The portfolio managers perform their own independent credit analysis on each borrower and on the collateral securing each loan. The portfolio managers consider the nature of the industry in which the borrower operates, the nature of the borrower’s assets, and the general quality and creditworthiness of the borrower. The Balanced Series may invest in bank loans in order to enhance total return, to affect diversification, or to earn additional income. The Balanced Series will not use bank loans for reasons inconsistent with its investment objective.

Options and futures: Options represent a right to buy or sell a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if its purchaser exercises the option.

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Certain options and futures may be considered to be derivative securities.

At times when DMC anticipates adverse conditions, DMC may want to protect gains on securities without actually selling them. The Balanced Series might use options or futures to neutralize the effect of any price declines, without selling a bond or bonds, or as a hedge against changes in interest rates. The Balanced Series may also sell an option contract (often referred to as “writing” an option) to earn additional income for the Balanced Series.

Use of these strategies can increase the operating costs of the Balanced Series and can lead to loss of principal.

The Balanced Series has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Lending securities

The Balanced Series may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Balanced Series’ securities must provide collateral to the Balanced Series and adjust the amount of collateral each day to reflect the changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Balanced Series.

Securities and Investment Techniques	How the Balanced Series Uses Them
Initial Public Offerings (“IPOs”)

Under certain market conditions, the Balanced Series may invest in companies at the time of its IPO. Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Purchasing securities on a when-issued or delayed-delivery basis

The Balanced Series may buy or sell securities on a when-issued or delayed-delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Balanced Series will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Borrowing from banks

The Balanced Series may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Balanced Series will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Balanced Series being unable to meet its investment objective.

     Moderate Allocation Fund’s Investment Program — The Moderate Allocation Fund is a “target risk fund” that bases its asset allocation around a specified level of risk with corresponding variations of income and growth potential. The following table shows the target percentages of the Moderate Allocation Fund’s net assets that the Moderate Allocation Fund expects to invest in each asset class and investment style of underlying securities. Allocations for each asset class may vary from the target percentages within the allowable ranges. Additional information on asset classes and the allowable ranges for the Moderate Allocation Fund may be found in the Moderate Allocation Fund’s prospectus and statement of additional information. See “More Information About the Funds,” below.

Asset Class	Target Allocation	Allowable Ranges
U.S. Equity	30%	10-40%
International Equity	22.5%	10-40%
Emerging Markets	7.5%	0-15%
Global Real Estate	0%	0-15%
Bonds	38%	20-50%
Cash Equivalents	2%	0-15%

     An active allocation approach is used when selecting investments for the Moderate Allocation Fund. DMC has the flexibility to determine the level of investment in each asset class within the allowable range. In setting the asset allocation strategy for the Moderate Allocation Fund, DMC focuses on three key factors:

  the returns and risk associated with different asset classes;

  the correlation between different asset classes (their tendency to move up or down together); and

  the changing universe of global investment opportunities.

     This information is used to determine how much of the Moderate Allocation Fund’s assets will be allocated to each asset class within the allowable range. Within each asset class, DMC has flexibility to select the appropriate investment styles for investment. The investment styles within each asset class are listed below along with the investment strategies used for that class:

     U.S. EQUITY ASSET CLASS

     U.S. Large Cap Core — The large cap core investment style employs bottom-up security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. When constructing the portfolio, DMC applies controls to ensure that the style has acceptable risk characteristics. The large cap core investment style will generally invest primarily in common stock of companies with market capitalizations of at least $2 billion at the time of purchase.

     U.S. Mid and Large Cap Growth — The mid and large cap growth investment style invests primarily in common stocks, generally in medium and large-size companies. Using a bottom up approach, DMC looks for companies that are believed to: (1) have large-end market potential, dominant business models, and strong free cash flow generation; (2) demonstrate operational efficiencies; (3) have planned well for capital allocation; and (4) have governance policies that tend to be favorable to shareholders. A diversified portfolio representing a number of different industries is maintained.

     U.S. Large Cap Value — The large cap value investment style invests primarily in securities of large-capitalization companies that are believed to have long-term capital appreciation potential. Companies in the “large cap value” category generally are within the market capitalization range of the Russell 1000 Value® Index (as of December 31, 2008, the market capitalization range of this index was from $24 million to $421.8 billion). A value-oriented investment philosophy is followed in selecting stocks for the portfolio using a research-intensive approach that considers factors such as: (1) a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company; (2) favorable earnings prospects and dividend yield potential; and (3) the financial condition of the issuer.

     U.S. Small Cap Core — Stocks of small companies are identified that are believed offer above average opportunities for long-term appreciation based on: (1) attractive valuations; (2) growth prospects; and (3) strong cash flow. Companies in the “small cap core” category generally are within the market capitalization range of the Russell 2000® Index (as of December 31, 2008, the market capitalization range of this index was from $7 million to $3.3 billion). The small cap core investment style employs a bottom-up security selection utilizing quantitative screens, fundamental research, and risk control to evaluate stocks based on both growth and value characteristics. When constructing the portfolio, the manager applies controls to ensure that the style has acceptable risk characteristics.

     INTERNATIONAL EQUITY ASSET CLASS

     International Value Equity — The international value investment sleeve (style) uses a value strategy, investing in equity securities which provide the potential for capital appreciation. The portfolio may purchase securities in any foreign country (developed or emerging) and seeks companies that are expected to perform well over the next three to five years.

     International Growth — The international growth investment sleeve (style) uses a growth strategy that seeks to invest primarily in equity securities that provide the potential for capital appreciation. The manager may purchase securities in any foreign, developed or emerging country. In pursuing the investment strategy, the manager may invest in individual companies or in exchange traded funds that utilize an international growth investment style.

     EMERGING MARKETS ASSET CLASS

     Emerging Markets — The emerging markets investment style (sleeve) focuses on stocks of companies considered to be from an emerging country. An “emerging country” is considered to be (1) generally recognized as an emerging country by the international financial community including the World Bank and the International Finance Corporation; (2) classified by the United Nations as developing; or (3) included in the International Finance Corporation Free Index or the MSCI Emerging Markets Index. The manager focuses on investing in emerging countries which have economies that are believed to be developing strongly and markets that are becoming more sophisticated. The manager additionally focuses on investments believed to be trading at a discount to intrinsic value.

     GLOBAL REAL ESTATE ASSET CLASS

     Global Real Estate Securities — The global real estate securities sleeve (style) invests in securities issued by U.S. and non-U.S. companies in the real estate and real estate related sectors. Assets will be allocated among companies in various regions and countries throughout the world, including the U.S. and developed, developing and emerging market non-U.S. countries. The portfolio’s investment strategy is based on both a top-down and bottom-up assessment of countries and specific markets. A company’s financials, cash flow, dividend growth rates, and management strategy is also evaluated in selecting the portfolio’s investments.

     FIXED INCOME (BONDS AND CASH EQUIVALENTS) ASSET CLASS

     Diversified Fixed Income — The fixed income investment sleeve (style) allocates its investments principally among the U.S. Investment Grade, U.S. High Yield, International Developed Markets, and Emerging Markets sectors. The manager analyzes economic and market conditions to identify the sector(s) that offer the best investment opportunities. The manager will determine the amount of assets allocated to each of the four sectors based on this analysis of economic and market conditions, and on an assessment of the returns and potential for appreciation from each sector. Assets allocated to the investment grade sector will invest principally in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and by U.S. corporations. Assets allocated to the domestic high yield sector will be primarily in those high yield bonds (aka “junk bonds”) having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The manager may invest up to 50% of the assets allocated to the fixed income investment sleeve in high yield bonds. Assets allocated to the international developed markets sector will be primarily in fixed income securities of issuers organized or having a majority of their operating income in international developed markets. Assets allocated to the emerging markets sector may be made in fixed income securities of issuers in any foreign country, developed and underdeveloped. Fixed income securities in the international developed markets sector and the emerging markets sector may include securities issued by foreign governments, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development.

     Cash Equivalents — Cash equivalents may include: (1) time deposits, certificates of deposit, and bankers acceptances issued by a U.S. commercial bank; (2) commercial paper of the highest quality rating; (3) short-term debt obligations with the highest quality rating; (4) U.S. government securities; and (5) repurchase agreements collateralized by those instruments.

How do the fundamental investment restrictions of the Funds differ?

     The Funds have adopted substantially similar fundamental investment restrictions. A Fund may not change any of its fundamental investment restrictions without a Majority Vote (as defined below) of its shareholders. The Moderate Allocation Fund’s fundamental investment restrictions are listed in the Moderate Allocation Fund SAI, which is incorporated by reference into the Statement of Additional Information relating to this Prospectus/Proxy Statement and is available upon request.

What are the risk factors associated with investments in the Funds?

     Like all investments, an investment in each Fund involves risk. There is no assurance that a Fund will meet its investment objective. A Fund’s ability to achieve its investment objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills. As with many investments in mutual funds, the best results are generally achieved when an investment in a Fund is held for a number of years. Because the two Funds have similar investment objectives and strategies, they are subject to similar, but not identical, risks. An investment in a mutual fund, such as the Funds, entails the risk of the loss of principal invested.

     One of the principal risks of investing in either of the Funds involves market risk, which is the risk that the value of the stocks purchased will fluctuate. These fluctuations could cause the value of a Fund’s stock investments and, therefore, the value of the Fund’s shares held under your contract to fluctuate, and you could lose money. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. Because both Funds invest in debt securities (including high yield bonds) and foreign securities, investing in a Fund also involves the principal risks of security risk, interest rate risk, credit risk, high yield bonds risk, and foreign securities risk. In addition, the Moderate Allocation Fund also entails asset allocation risk, small and medium sized companies risk, emerging markets risk, the risks of global real estate securities, and exchange traded funds risk. The Balanced Series, but not the Moderate Allocation Fund, entails industry risk, index swaps risk, liquidity risk, derivatives risk, futures and options risk, and the risk of loans and other direct indebtedness.

     More Information — A more complete discussion of the risks of an investment in the Moderate Allocation Fund is included in the Moderate Allocation Fund Prospectus, which is enclosed with this Prospectus/Proxy Statement, under “What are the main risks of investing in the funds?” and in the Moderate Allocation Fund’s Statement of Additional Information, under “Additional Investment Strategies and Risks.” A more complete discussion of the risks of an investment in the Balanced Series is included in the Balanced Series’ prospectus, under “The risks of investing in the Series.”

     The principal risks of investing in the Funds are further described in the chart below:

Principal Risk	Balanced Series	Moderate Allocation Fund
Industry Risk	Industry risk is the risk that the value of securities in a particular industry will decline because of changing expectations for the performance of that industry.	This risk is not a principal risk of this Fund.
Liquidity	Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a series has valued them.	Foreign investments may be less liquid, and their prices may be more volatile, than comparable investments in securities of U.S. issuers.
Loans and other direct indebtedness

Loans and other direct indebtedness risk involves, among others, the risk that the lender will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Certain loans and the other direct indebtedness may include obligations that require the Balanced Series to increase its investment in a company at a time when the Balanced Series might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Balanced Series is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high-grade debt obligations in an amount sufficient to meet such commitments. The Balanced Series is also subject to the credit risk of the lending institutions that service the loans to enforce the Balanced Series’ rights against the borrower. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

This risk is not a principal risk of this Fund.

Principal Risk	Balanced Series	Moderate Allocation Fund
Derivatives

Derivatives risk is the possibility that a series may experience a significant loss if it employs a derivatives strategy (including a strategy involving swaps, such as interest rate swaps, index swaps, and credit default swaps) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a series from using the strategy.

This risk is not a principal risk of this Fund.
Index Swaps

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a series could experience a higher or lower return than anticipated.

This risk is not a principal risk of this Fund.
Future and Options Risk

Future and options risk is the risk that a series may experience a significant loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager anticipated. Futures and options also involve additional expenses, which could reduce any benefit or increase any loss from using the strategy.

This risk is not a principal risk of this Fund.
Asset Allocation	This risk is not a principal risk of this Fund.

Asset allocation risk is the risk that the fund may allocate assets to an asset class that underperforms other asst classes. For example, the fund may be overweighted in equity securities when the stock market is falling and the fixed income market is rising. Therefore, the value of the fund’s shares held under your contract depend on: (1) performance of each asset class and sub-class (where applicable); and (2) the amount of the fund’s total asset invested in each asset class and sub-class (where applicable).

Principal Risk	Balanced Series	Moderate Allocation Fund
Small and Medium Sized Companies	This risk is not a principal risk of this Fund.

Some of the investment styles may invest in the securities of medium and small-sized, less mature, lesser-known companies, which may involve greater risks than those normally associated with larger, more mature, well-known companies. The stock of companies with medium and small stock market capitalizations may trade less frequently and in limited volume. Medium and small-sized companies also may have less certain prospects for growth and greater sensitivity to changing economic conditions.

Emerging Markets	This risk is not a principal risk of this Fund.

The risk of investing in foreign securities is heightened when investing in emerging market countries. As a general matter, risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

Exchange Traded Funds (ETFs)	This risk is not a principal risk of this Fund.

The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Global Real Estate Securities	This risk is not a principal risk of this Fund.

Risk related to global real estate securities includes possible declines in the value of real estate, lack of availability of mortgage funds, overbuilding, extended vacancies of properties, property taxes and operating expenses, changes in zoning laws, environmental costs and liability damages from natural disasters, and changes in interest rates. Real estate investment trusts (“REITs”) are subject to substantial cash flow dependency, defaults, self-liquidation and the risk of failure to qualify for the free pass through of income. Investing in global real estate securities involves the additional risks of foreign investing which are not present when investing in U.S. real estate.

Principal Risk	Balanced Series	Moderate Allocation Fund
Security Risk	Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond.

Investing in securities involves the risk that the value of the securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund’s securities to fluctuate and, therefore, the value of the shares held under your contract could fluctuate and you could lose money.

Interest Rate

Interest rate risk is the risk that securities, particularly bonds with longer maturities, will decrease in value if interest rates rise. Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a series could experience a higher or lower return than anticipated.

Interest rate risk is the risk that the value of the debt obligations held by the fund and, therefore, the value of the fund’s shares will fluctuate with changes in interest rates. These fluctuations can be greater for debt obligations with longer maturities and for mortgage securities. When interest rates rise, debt obligations decline in value, and when interest rates fall, debt securities obligations increase in value. Accordingly, during periods when interest rates are fluctuating, you could lose money investing in the fund.

Credit Risk

Credit risk is the risk that there is a possibility that a bond’s issuer will be unable to make timely payments of interest and principal.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt service on the bonds.

Credit risk is the risk that the issuer of the debt obligation will be unable to make interest or principal payments on time. A debt obligation’s credit rating reflects the credit risk associated with that debt obligation. Higher-rated debt obligations involve lower credit risk than lower-rated debt obligations. Generally, credit risk is higher for corporate and foreign government debt obligations than for U.S. government securities, and higher still for debt rated below investment grade (high yield bonds). The value of the debt obligations held by a fund and, therefore, the value of the fund’s shares, will fluctuate with the changes in the credit ratings of the debt obligations held.

Principal Risk	Balanced Series	Moderate Allocation Fund
High Yield Bonds

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

Investing in “junk” or “high yield” bonds entails greater risk of principal loss than the risk involved in investment grade bonds. If debt obligations held by the funds are assigned a lower credit rating, the value of these debt obligations and, therefore, the value of the funds’ shares could fall. High yield bonds are often considered speculative and involve significantly higher credit risk. These bonds are also more likely to experience significant fluctuation in value due to changes in the issuer’s credit rating. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates.

Foreign Securities (Equity or Bonds)

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, foreign economic conditions, or inadequate regulatory and accounting standards. Foreign markets may also be less efficient or less liquid and have greater price volatility, less regulation, and higher transaction costs than U.S. markets.

Investing in foreign equity securities involves additional risks not present when investing in U.S. securities. Foreign currency fluctuations or economic or financial instability could cause the value of the fund’s investments and, therefore, the value of the fund’s shares to fluctuate, and you could lose money. Additionally, Investing in foreign securities involves risks resulting from the reduced availability of public information concerning issuers and the fact that foreign issuers generally are not subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. issuers. Further, the volume of securities transactions effected on foreign markets in most cases remains considerably below that of the U.S. markets. Accordingly, the fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. issuers. Foreign brokerage commissions and custodian fees are generally higher than in the U.S.

     More Information — A more complete discussion of the risks of an investment in the Moderate Allocation Fund is included in the Moderate Allocation Fund Prospectus, which is enclosed with this Prospectus/Proxy Statement, under “What are the main risks of investing in the funds?” and in the Moderate Allocation Fund’s Statement of Additional Information, under “Additional Investment Strategies and Risks.” A more complete discussion of the risks of an investment in the Balanced Series is included in the Balanced Series’ prospectus, under “The risks of investing in the Series,” and in the Balanced Series Statement of Additional Information, under “Investment Strategies and Risks.”

What vote is necessary to approve the Plan?

     Provided that Quorum requirements (as defined below) have been satisfied, the Plan must be approved by a Majority Vote, meaning the affirmative vote of the lesser of: (1) more than 50% of the outstanding voting securities of the Balanced Series; or (2) 67% or more of the voting securities of the Balanced Series present at the Meeting if the holders of more than 50% of the Balanced Series’ outstanding voting securities are present or represented by proxy. With respect to the Balanced Series, “Quorum” means one-third (33 1/3%) of the shares entitled to vote at the Meeting are present in person or represented by proxy at the Meeting.

MORE INFORMATION ABOUT THE FUNDS

     The Moderate Allocation Fund is a separate diversified series of the LVIP Trust, a Delaware statutory trust. The Balanced Series is separate series of the Delaware VIP® Trust, a Delaware statutory trust. Each Trust is registered as an open-end management investment company under the 1940 Act. The Balanced Series is a mutual fund within the Delaware Investments® Family of Funds (the “Delaware Companies”) that is managed by DMC, a series of Delaware Management Business Trust. The Moderate Allocation Fund is managed by LIAC and sub-advised by DMC.

     Transfer Agency Services. Lincoln Life, 1300 South Clinton Street, Fort Wayne, IN 46802, performs dividend and transfer agent functions for the Moderate Allocation Fund. Delaware Service Company, Inc. (“DSC”), 2005 Market Street, Philadelphia, Pennsylvania 19103, an affiliate of DMC, acts as the shareholder servicing, dividend disbursing, and transfer agent for the Balanced Series and for other mutual funds in the Delaware Companies.

     Custodial Services. The Bank of New York Mellon (“BNY Mellon”) is the custodian of the securities and other assets of both of the Funds. The main office of BNY Mellon is One Wall Street, New York, NY 10286.

     Fund Accounting and Fund Administration Services. BNY Mellon provides fund accounting and financial administration services to each Fund. Those services include performing or overseeing all functions related to calculating each Fund’s net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. DSC also provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings.

     Additional Information. More information about the Moderate Allocation Fund is included in: (1) the current Moderate Allocation Fund Prospectus dated March 25, 2009 (File. Nos. 033-70742 and 811-08090), which is included with, considered a part of, and incorporated by reference into this Proxy Statement/Prospectus; (2) the Moderate Allocation Fund SAI dated March 25, 2009 (File. Nos. 033-70742 and 811-08090), which is included with, considered a part of, and incorporated by reference into this Proxy Statement/Prospectus; and (3) the Statement of Additional Information dated April 6, 2009 relating this Proxy Statement/Prospectus (File. Nos. 33-70742 and 811-08090). The Moderate Allocation Fund is a new fund and therefore has not yet issued an annual or semi-annual report to shareholders. Copies of each of these documents, which have been or will be filed with the SEC and are available upon request and without charge by calling (800) 4LINCOLN (454-6265) or by writing to P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge.

     More information about the Balanced Series is included in the Balanced Series Prospectus dated April 29, 2008 (File Nos. 33-14363 and 811-05162) and the Balanced Series’ Annual Report to Shareholders for the fiscal year ended December 31, 2008 (File Nos. 33-14363 and 811-05162), each of which has been filed with the SEC and is incorporated herein by reference. You can request a copy of the Balanced Series Prospectus, free of charge, by calling (800) 523-1918 or by writing to the Delaware VIP Trust at Attention: Account Services, P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service.

     This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Moderate Allocation Fund with the SEC under the Securities Act of 1933, as amended, omits certain information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Moderate Allocation Fund and the shares it offers. Statements contained herein concerning provisions of certain documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the full content of the applicable document filed with the SEC.

     Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s Web site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

VOTING INFORMATION

How will shareholder voting be handled?

     Only shareholders of record of the Balanced Series at the close of business on March 30, 2009 (the “Record Date”), will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement/Prospectus, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies. A majority of the votes cast by contract owners of the Balanced Series present in person or by proxy at the Meeting (whether or not sufficient to constitute a Quorum) may adjourn the Meeting. The Meeting may also be adjourned by the Chairperson of the Meeting. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

     At the meeting, insurance companies whose separate accounts hold Balanced Series shares will vote their Balanced Series shares in accordance with the instructions received from contract owners whose purchase payments were invested by the separate accounts, as of the Record Date, in the Balanced Series. For all separate accounts that support variable annuity contracts, the number of votes which a contract owner may cast when providing voting instructions is determined by applying the contract owner’s percentage interest in the Balanced Series to the total number of votes attributable to the Balanced Series. In determining the number of votes, fractional shares will be recognized.

     Abstentions and broker non-votes will be included for purposes of determining whether a Quorum is present at the Meeting for a particular matter, and will have the same effect as a vote “against” the Proposal. Broker non-votes are proxies from brokers or nominees indicating that such persons have not received voting instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power.

     Balanced Series shares that are owned directly by funds of funds or other accounts managed by DMC, LIAC, or their affiliates will generally be voted in the same proportion as the votes received from other holders of Balanced Series shares (so-called “echo voting”). Accordingly, votes controlled by DMC, LIAC or their affiliates will not likely change the outcome of the vote on the Transaction.

     To the extent required, the insurance companies whose accounts are the record owners of shares of the Balanced Series will echo vote shares attributable to variable contracts as to which no voting instructions are received.

     However, the effect of this proportional voting is that a small number of Contract Owners may determine the outcome of a vote. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those cards will be cast FOR the proposals considered at the meeting.

How do I ensure my vote is accurately recorded?

     You may attend the Meeting and vote in person. You may also vote by completing, signing, and returning the enclosed proxy card in the enclosed postage paid envelope, or by telephone or through the Internet. If you return your signed proxy card or vote by telephone or through the Internet, your vote will be officially cast at the Meeting by the persons appointed as proxies. A proxy card is, in essence, a ballot. If you simply sign and date the proxy card but give no voting instructions, your shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

Contract Owners are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1. BY INTERNET

  Read the Proxy Statement/Prospectus.

  Go to the voting link found on your proxy card.

  Follow the instructions using your proxy card as a guide.

  (Do not mail the proxy card if you provide voting instructions by Internet.)

2. BY MAIL

  Read the Proxy Statement/Prospectus.

  Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

3. BY TELEPHONE

  Read the Proxy Statement/Prospectus.

  Call the toll-free number found on your proxy card.

  Follow the recorded instructions using your proxy card as a guide.

  (Do not mail the proxy card if you provide voting instructions by telephone.)

May I revoke my proxy?

     A contract owner may revoke a proxy at any time before it is voted by sending a written notice to Delaware VIP® Trust expressly revoking their proxy, by signing and forwarding to Delaware VIP Trust a later-dated proxy, or by attending the Meeting and voting in person. If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

     The Board of Delaware VIP Trust does not intend to bring any matters before the Meeting with respect to the Balanced Series other than those described in this Proxy Statement/Prospectus. The Board of Delaware VIP Trust is not aware of any other matters to be brought before the Meeting with respect to the Balanced Series by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. There were 1,431,103 outstanding shares of the Balanced Series entitled to vote as of the Record Date.

What other solicitations will be made?

     This proxy solicitation is being made by the Board of Delaware VIP Trust for use at the Meeting. The cost of this proxy solicitation will be borne by DMC. In addition to the solicitation of proxy cards by mail, officers and employees of the Delaware VIP Trust, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust may engage a third-party vendor to solicit proxies from contract owners, for an approximate fee, including out-of-pocket expenses, ranging between $1,000 and $10,000, which will be paid by DMC.

     As the Meeting date approaches, certain contract owners of the Balanced Series may receive a telephone call on behalf of the Balanced Series if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the contract owner casting the vote and the voting instructions of the contract owner are accurately determined.

     In all cases where a telephonic proxy is solicited, the Computershare Fund Services, Inc. (“Computershare”) representative is required to ask for each contract owner’s full name and address, or the zip code or employer identification number, and to confirm that the contract owner has received the proxy materials in the mail. If the contract owner is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the contract owner’s instructions on the Proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the contract owner how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Computershare will record the contract owner’s instructions on the card. Within 72 hours, the contract owner will be sent a letter or mailgram to confirm his or her vote and asking the contract owner to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Who will pay the expenses of the Proposal?

     The costs of the Transaction, including the costs of soliciting proxies in connection with the Meeting, will be borne by DMC.

How do I submit a proposal?

     Delaware VIP® Trust is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting, if any, should send his or her written proposal to the offices of Delaware VIP Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement/Prospectus, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the 1934 Act. Submission of a proposal by a contract owner does not guarantee that the proposal will be included in Delaware VIP Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES

     On the Record Date, the officers and Trustees of each Trust, as a group, owned less than 1% of the outstanding voting shares of either Fund or class thereof.

     To the knowledge of the Trusts, as of the Record Date, no person, except as set forth in the table at Exhibit B, owned of record 5% or more of the outstanding shares of any class of the Balanced Series or the Moderate Allocation Fund. Except as noted therein, the Trusts have no knowledge of beneficial ownership. Because the Moderate Allocation Fund is a shell fund, the beneficial owners of the Balanced Series as of the Record Date are expected after the Transaction to own substantially the same proportion of the Moderate Allocation Fund as they owned of the Balanced Series as of the Record Date.

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit

A

Form of Agreement and Plan of Reorganization between Delaware VIP® Trust, on behalf of Delaware VIP Balanced Series, and Lincoln Variable Insurance Products Trust, on behalf of LVIP Delaware Foundation® Moderate Allocation Fund

B	Principal Holders of Shares as of March 30, 2009

OTHER DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT/PROSPECTUS

  Prospectus of Moderate Allocation Fund dated March 25, 2009. The prospectus of Moderate Allocation Fund dated March 25, 2009, is part of this Prospectus/Proxy Statement and will be included in the Proxy mailing to all shareholders of record of Delaware VIP Balanced Series. For purposes of this EDGAR filing, the prospectus of Moderate Allocation Fund dated March 25, 2009 is incorporated by reference to the electronic filing on Form N-1A made by Lincoln Variable Insurance Products Trust on March 20, 2009, under Accession No. 0001193125-09-059839 (File Nos. 811-08090 and 033-70742).

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION BETWEEN LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, ON BEHALF OF LVIP DELAWARE FOUNDATION® MODERATE ALLOCATION FUND, AND DELAWARE VIP® TRUST, ON BEHALF OF DELAWARE VIP BALANCED SERIES

     This AGREEMENT AND PLAN OF REORGANIZATION (this “Agreement”), made as of this [____] day of 2009, by and between Lincoln Variable Insurance Products Trust, a statutory trust created under the laws of the State of Delaware, with its principal place of business at 1300 South Clinton Street, Fort Wayne, Indiana 46802, on behalf of its series, LVIP Delaware Foundation® Moderate Allocation Fund (“Acquiring Fund”), and Delaware VIP Trust, a statutory trust created under the laws of the State of Delaware, with its principal place of business at 2005 Market Street, Philadelphia, Pennsylvania 19103, on behalf of its series, Delaware VIP Balanced Series (“Acquired Fund”).

PLAN OF REORGANIZATION

     The reorganization (hereinafter referred to as the “Plan”) will consist of: (i) the acquisition by Lincoln Variable Insurance Products Trust, on behalf of Acquiring Fund, of substantially all of the property, assets and goodwill of Acquired Fund in exchange solely for (a) shares of beneficial interest, without par value, of Acquiring Fund – Service Class (“Acquiring Fund Service Class Shares”), (b) shares of beneficial interest, without par value, of Acquiring Fund – Standard Class (“Acquiring Fund Standard Class Shares”), and (c) the assumption by Lincoln Variable Insurance Products Trust, on behalf of Acquiring Fund, of all booked liabilities of Acquired Fund; (ii) the distribution of (a) Acquiring Fund Service Class shares to the holders of Acquired Fund – Service Class shares (“Acquired Fund Service Class Shares”), and (b) Acquiring Fund Standard Class Shares to the holders of Acquired Fund – Standard Class shares (“Acquired Fund Standard Class Shares”), pro rata according to their respective interests in complete liquidation of Acquired Fund; and (iii) the dissolution of Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

AGREEMENT

     In order to consummate the Plan and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

   1. Sale and Transfer of Assets and Liabilities, Liquidation and Dissolution of Acquired Fund

     (a) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Lincoln Variable Insurance Products Trust herein contained, and in consideration of the delivery by Lincoln Variable Insurance Products Trust of the number of its shares of beneficial interest of Acquiring Fund hereinafter provided, Delaware VIP Trust, on behalf of Acquired Fund, agrees that it will sell, convey, transfer and deliver to Lincoln Variable Insurance Products Trust, on behalf of Acquiring Fund, at the Closing provided for in Section 3, all of the liabilities, debts, obligations and duties reflected on the books of the Acquired Fund (“Liabilities”) and the then existing assets of Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”) (“Close of Business”)) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that Acquired Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to discharge all of Acquired Fund’s Liabilities on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and excluding those liabilities and obligations that would otherwise be discharged at a later date in the ordinary course of business, and (2) to pay such contingent liabilities as the trustees of Delaware VIP Trust shall reasonably deem to exist against Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of Acquired Fund (hereinafter “Net Assets”). Delaware VIP Trust, on behalf of Acquired Fund, shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. Delaware VIP® Trust agrees to use commercially reasonable efforts to identify all of Acquired Fund’s Liabilities prior to the Valuation Date and to discharge all such known Liabilities on or prior to the Valuation Date.

     (b) Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties of Delaware VIP Trust on behalf of Acquired Fund herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Lincoln Variable Insurance Products Trust agrees at the Closing to deliver to Delaware VIP Trust, on behalf of Acquired Fund: (i) the number of Acquiring Fund Service Class Shares determined by dividing the net asset value per share of Acquired Fund Service Class Shares as of the Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Service Class Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Service Class Shares as of Close of Business on the Valuation Date; and (ii) the number of Acquiring Fund Standard Class Shares determined by dividing the net asset value per share of Acquired Fund Standard Class Shares as of Close of Business on the Valuation Date by the net asset value per share of Acquiring Fund Standard Class Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Standard Class Shares as of Close of Business on the Valuation Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

     (c) As soon as practicable following the Closing, Delaware VIP Trust shall dissolve Acquired Fund and distribute pro rata to Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date the shares of beneficial interest of Acquiring Fund received by Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of Acquired Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of Acquiring Fund shall be carried to the third decimal place.

     (d) At the Closing, each shareholder of record of Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of Acquired Fund that such person had on such Distribution Record Date.

   2. Valuation

     (a) The value of Acquired Fund’s Net Assets to be acquired by Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in Acquired Fund’s currently effective prospectus and statement of additional information.

     (b) The net asset value of Acquiring Fund Service Class Shares and Acquiring Fund Standard Class Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in Acquiring Fund’s currently effective prospectus and statement of additional information.

     (c) The net asset value of Acquired Fund Service Class Shares and Acquired Fund Standard Class Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in Acquired Fund’s currently effective prospectus and statement of additional information.

   3. Closing and Valuation Date

     The Valuation Date shall be __________, 2009, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Delaware VIP Trust, 2005 Market Street, Philadelphia, Pennsylvania 19103 at approximately 9:00 a.m., Eastern Time, or such other location and time as the parties may mutually agree, on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of Lincoln Variable Insurance Products Trust or Delaware VIP Trust, accurate appraisal of the value of the net assets of Acquired Fund or Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of Acquired Fund and Acquiring Fund is practicable in the judgment of

Lincoln Variable Insurance Products Trust and Delaware VIP® Trust. Delaware VIP Trust shall have provided for delivery as of the Closing of those Net Assets of Acquired Fund to be transferred to Lincoln Variable Insurance Products Trust’s Custodian, the Bank of New York Mellon, One Wall Street, New York, NY 10286. Also, Delaware VIP Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund shares, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. Lincoln Variable Insurance Products Trust shall provide evidence satisfactory to Delaware VIP Trust in such manner as Delaware VIP Trust may reasonably request that such shares of beneficial interest of Acquiring Fund have been registered in an open account on the books of Acquiring Fund.

   4. Representations and Warranties by Delaware VIP Trust

     Delaware VIP Trust represents and warrants to Lincoln Variable Insurance Products Trust that:

     (a) Delaware VIP Trust is a statutory trust created under the laws of the State of Delaware on December 15, 1999, and is validly existing and in good standing under the laws of that State. Delaware VIP Trust, of which Acquired Fund is a separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

     (b) Delaware VIP Trust is authorized to issue an unlimited number of shares of beneficial interest of Acquired Fund, with no par value. Each outstanding share of Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

     (c) The financial statements appearing in Acquired Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2008, audited by Ernst & Young, LLP, copies of which have been delivered to Lincoln Variable Insurance Products Trust, and any unaudited financial statements since that date, copies of which may be furnished to Lincoln Variable Insurance Products Trust, fairly present the financial position of Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) The books and records of Acquired Fund, including FIN 48 work papers and supporting statements, made available to Lincoln Variable Insurance Products Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquired Fund.

     (e) The statement of assets and liabilities to be furnished by Delaware VIP Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) At the Closing, Delaware VIP Trust, on behalf of Acquired Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (e) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

     (g) Delaware VIP Trust has the necessary trust power and trust authority to conduct its business and the business of Acquired Fund as such businesses are now being conducted.

     (h) Delaware VIP Trust is not a party to any material contract or any other material commitment or obligation, or obligated under any provision of its Agreement and Declaration of Trust or By-Laws, or subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

     (i) Delaware VIP Trust has full trust power and trust authority to enter into and perform its obligations under this Agreement, subject to approval of this Agreement by Acquired Fund’s shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles.

     (j) Neither Delaware VIP® Trust nor Acquired Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Internal Revenue Code of 1986, as amended (the “Code”).

     (k) Delaware VIP Trust does not have any unamortized or unpaid organizational fees or expenses.

     (l) Delaware VIP Trust has elected to treat Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Code, Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

   5. Representations and Warranties by Lincoln Variable Insurance Products Trust

     Lincoln Variable Insurance Products Trust represents and warrants to Delaware VIP Trust that:

     (a) Lincoln Variable Insurance Products Trust is a statutory trust created under the laws of the State of Delaware on February 1, 2003, and is validly existing and in good standing under the laws of that State. Lincoln Variable Insurance Products Trust, of which Acquiring Fund is a separate series, is duly registered under the 1940 Act as an open-end, management investment company, such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing.

     (b) Lincoln Variable Insurance Products Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquiring Fund. Each outstanding share of Acquiring Fund is fully paid, non-assessable and has full voting rights. The shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable and have full voting rights.

     (c) At the Closing, each class of shares of beneficial interest of Acquiring Fund to be issued pursuant to this Agreement will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Agreement to be consummated.

     (d) The statement of assets and liabilities of Acquiring Fund to be furnished by Lincoln Variable Insurance Products Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

     (e) As of the Closing, the Acquiring Fund will have no assets or liabilities.

     (f) Lincoln Variable Insurance Products Trust has the necessary trust power and trust authority to conduct its business and the business of Acquiring Fund as such businesses are now being conducted.

     (g) Lincoln Variable Insurance Products Trust is not a party any material contract or any other material commitment or obligation, or obligated under any provision of its Agreement and Declaration of Trust or By-Laws, or subject to any order or decree, that would be violated by its execution of or performance under this Agreement.

     (h) Lincoln Variable Insurance Products Trust has full trust power and trust authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been validly authorized, and this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, subject, as to enforcement, to the effect of bankruptcy, insolvency reorganization, arrangements among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

     (i) Neither Lincoln Variable Insurance Products Trust nor Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (j) The books and records of Acquiring Fund, including FIN 48 work papers and supporting statements, if any, made available to Delaware VIP Trust and/or its counsel are true and correct in all material respects and contain no material omissions with respect to the business and operations of Acquiring Fund.

     (k) Lincoln Variable Insurance Products Trust has elected to treat Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing.

   6. Representations and Warranties by Delaware VIP® Trust and Lincoln Variable Insurance Products Trust

     Each of Delaware VIP Trust and Lincoln Variable Insurance Products Trust represents and warrants to the other that:

     (a) Except as discussed in its currently effective prospectus, there are no legal, administrative or other proceedings or investigations against it, or, to its knowledge, threatened against it, that would materially affect its financial condition or its ability to consummate the transactions contemplated by this Agreement. It is not charged with or, to its knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (b) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

     (c) It has duly and timely filed, on behalf of Acquired Fund or Acquiring Fund, as applicable, all Tax (as defined below) returns and reports (including information returns), which are required to be filed by such Acquired Fund or Acquiring Fund, and all such returns and reports accurately state the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by such Acquired Fund or Acquiring Fund. On behalf of Acquired Fund or Acquiring Fund, as applicable, it has paid or made provision and properly accounted for all Taxes (as defined below) due or properly shown to be due on such returns and reports. The amounts set up as provisions for Taxes in the books and records of Acquired Fund or Acquiring Fund, as applicable, as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or which may be payable by Acquired Fund or Acquiring Fund, as applicable, for any periods or fiscal years prior to and including the Close of Business on the Valuation Date, including all Taxes imposed before or after the Close of Business on the Valuation Date that are attributable to any such period or fiscal year. No return filed by it, on behalf of Acquired Fund or Acquiring Fund, as applicable, is currently being audited by the Internal Revenue Service or by any state or local taxing authority. As used in this Agreement, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto. To its knowledge, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of Acquired Fund or Acquiring Fund, as applicable.

     (d) All information provided to Delaware VIP Trust by Lincoln Variable Insurance Products Trust, and by Delaware VIP Trust to Lincoln Variable Insurance Products Trust, for inclusion in, or transmittal with, the Combined Proxy Statement and Prospectus with respect to this Agreement pursuant to which approval of Acquired Fund’s shareholders will be sought, shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     (e) Except in the case of Delaware VIP Trust with respect to the approval of Acquired Fund’s shareholders of this Agreement, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

   7. Covenants of Delaware VIP Trust

     (a) Delaware VIP Trust covenants to operate the business of Acquired Fund as presently conducted between the date hereof and the Closing.

     (b) Delaware VIP Trust undertakes that Acquired Fund will not acquire the shares of beneficial interest of Acquiring Fund for the purpose of making distributions thereof other than to Acquired Fund’s shareholders.

     (c) Delaware VIP® Trust covenants that by the Closing, all of Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

     (d) Delaware VIP Trust will at the Closing provide Lincoln Variable Insurance Products Trust with:

     (1) A statement of the respective tax basis of all investments to be transferred by Acquired Fund to Acquiring Fund.

     (2) A copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with Acquired Fund with respect to each shareholder, for all of the shareholders of record of Acquired Fund as of the Close of Business on the Valuation Date, who are to become holders of Acquiring Fund as a result of the transfer of assets that is the subject of this Agreement, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

     (3) All FIN 48 work papers and supporting statements pertaining to the Acquired Fund.

     (e) The Board of Trustees of Delaware VIP Trust shall call, and Delaware VIP Trust shall hold, a Special Meeting of Acquired Fund’s shareholders to consider and vote upon this Agreement (the “Special Meeting”) and Delaware VIP Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. Delaware VIP Trust agrees to mail to each shareholder of record entitled to vote at the Special Meeting at which action on this Agreement is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

     (f) Delaware VIP Trust shall supply to Lincoln Variable Insurance Products Trust, at the Closing, the statement of the assets and liabilities described in Section 4(e) of this Agreement in conformity with the requirements described in such Section.

   8. Covenants of Lincoln Variable Insurance Products Trust

     (a) Lincoln Variable Insurance Products Trust covenants that the shares of beneficial interest of Acquiring Fund to be issued and delivered to Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights created pursuant to this Agreement.

     (b) Lincoln Variable Insurance Products Trust covenants to operate the business of Acquiring Fund as presently conducted between the date hereof and the Closing.

     (c) Lincoln Variable Insurance Products Trust covenants that by the Closing, all of Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date shall have been filed and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

     (d) Lincoln Variable Insurance Products Trust shall have filed with the United States Securities and Exchange Commission (the “Commission”) a Registration Statement on Form N-14 under the 1933 Act (“Registration Statement”), relating to the shares of beneficial interest of Acquiring Fund issuable hereunder, and shall have used its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) complied in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement (including any amendments or supplements thereto and any documents incorporated by reference therein) did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

   9. Conditions Precedent to be Fulfilled by Delaware VIP® Trust and Lincoln Variable Insurance Products Trust

     The obligations of Delaware VIP Trust and Lincoln Variable Insurance Products Trust to effectuate this Agreement and the Plan hereunder shall be subject to the following respective conditions:

     (a) That (1) all the representations and warranties of the other party contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the other party shall have performed all obligations required by this Agreement to be performed by it at or prior to the Closing; and (3) the other party shall have delivered to such party a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

     (b) That the other party shall have delivered to such party a copy of the resolutions approving this Agreement adopted by the other party’s Board of Trustees, certified by the Secretary or equivalent officer.

     (c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of either party or would prohibit the transactions contemplated hereby.

     (d) That this Agreement, the Plan and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of Acquired Fund at an annual or special meeting or any adjournment thereof.

     (e) That Acquired Fund shall have declared a distribution or distributions on or prior to the Valuation Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income, capital gain net income and net interest income excludable under Section 103(a) of the Code, if any, for the period from the close of its last fiscal year to the Close of Business on the Valuation Date, and (ii) any undistributed ordinary income, capital gain net income and net interest income excludable under Section 103(a) of the Code from any prior period. Capital gain net income has the meaning given such term by Section 1222(g) of the Code.

     (f) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of Acquired Fund or Acquiring Fund.

     (g) That prior to or at the Closing, Lincoln Variable Insurance Products Trust and Delaware VIP Trust shall receive an opinion from Dechert LLP (“Dechert”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware and this Agreement, and based on customary representations provided by Lincoln Variable Insurance Products Trust and Delaware VIP Trust in certificates delivered to Dechert:

     (1) The acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund in exchange solely for Acquiring Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund shares in complete liquidation of Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

     (2) No gain or loss will be recognized by Acquired Fund upon the transfer of substantially all of its assets to and the assumption of liabilities by Acquiring Fund in exchange solely for the voting shares of Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code;

     (3) No gain or loss will be recognized by Acquiring Fund upon the receipt by it of substantially all of the assets and the assumption of the liabilities of Acquired Fund in exchange solely for the voting shares of Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

     (4) No gain or loss will be recognized by Acquired Fund upon the distribution of Acquiring Fund shares to Acquired Fund shareholders in accordance with Section 1 hereof in liquidation of Acquired Fund under Section 361(c)(1) of the Code.

     (5) The basis of the assets of Acquired Fund received by Acquiring Fund will be the same as the basis of such assets to Acquired Fund immediately prior to the exchange under Section 362(b) of the Code;

     (6) The holding period of the assets of Acquired Fund received by Acquiring Fund will include the period during which such assets were held by Acquired Fund under Section 1223(2) of the Code;

     (7) No gain or loss will be recognized by the shareholders of Acquired Fund upon the exchange of their shares in Acquired Fund for the voting shares (including fractional shares to which they may be entitled) of Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 354(a) of the Code;

     (8) The basis of Acquiring Fund shares received by Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the basis of the shares of Acquired Fund exchanged therefor under Section 358(a)(1) of the Code;

     (9) The holding period of Acquiring Fund’s shares received by Acquired Fund’s shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of Acquired Fund’s shares surrendered in exchange therefor, provided that Acquired Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

     (10) Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (the “Treasury Regulations”)) the items of Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

     (h) That Lincoln Variable Insurance Products Trust shall have received an opinion in form and substance reasonably satisfactory to it from Stradley Ronon Stevens & Young, LLP (“SRSY”), counsel to Delaware VIP® Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

     (1) Delaware VIP Trust was created as a statutory trust (formerly known as a business trust) under the laws of the State of Delaware on December 15, 1999, and is validly existing and in good standing under the laws of the State of Delaware;

     (2) Delaware VIP Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquired Fund;

     (3) Delaware VIP Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

     (4) Except as disclosed in Acquired Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Delaware VIP Trust, the unfavorable outcome of which would materially and adversely affect Delaware VIP Trust or Acquired Fund;

     (5) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Delaware VIP Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

     (6) Neither the execution, delivery nor performance of this Agreement by Delaware VIP Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Delaware VIP Trust is a party or by which Delaware VIP Trust is otherwise bound; and

     (7) This Agreement has been validly authorized and executed by Delaware VIP Trust and represents the legal, valid and binding obligation of Delaware VIP Trust and is enforceable against Delaware VIP Trust in accordance with its terms.

     In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of Delaware VIP Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Delaware VIP Trust.

     (i) That Delaware VIP® Trust shall have received an opinion in form and substance reasonably satisfactory to it from Dechert, counsel to Lincoln Variable Insurance Products Trust, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, arrangement among creditors, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditor’s rights and to general equity principles:

     (1) Lincoln Variable Insurance Products Trust was created as a statutory trust (formerly known as a business trust) under the laws of the State of Delaware on February 1, 2003, and is validly existing and in good standing under the laws of the State of Delaware;

     (2) Lincoln Variable Insurance Products Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of Acquiring Fund;

     (3) Lincoln Variable Insurance Products Trust is an open-end investment company of the management type registered as such under the 1940 Act;

     (4) Except as disclosed in Acquiring Fund’s currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Lincoln Variable Insurance Products Trust, the unfavorable outcome of which would materially and adversely affect Lincoln Variable Insurance Products Trust or Acquiring Fund;

     (5) The shares of beneficial interest of Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Agreement, will have been validly issued and fully paid and will be non-assessable by Lincoln Variable Insurance Products Trust or Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Agreement;

     (6) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Lincoln Variable Insurance Products Trust of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder) and such as may be required under state securities laws;

     (7) Neither the execution, delivery nor performance of this Agreement by Lincoln Variable Insurance Products Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which Lincoln Variable Insurance Products Trust is a party or by which Lincoln Variable Insurance Products Trust is otherwise bound; and

     (8) This Agreement has been validly authorized and executed by Lincoln Variable Insurance Products Trust and represents the legal, valid and binding obligation of Lincoln Variable Insurance Products Trust and is enforceable against Lincoln Variable Insurance Products Trust in accordance with its terms.

     In giving the opinions set forth above, Dechert may state that it is relying on certificates of the officers of Lincoln Variable Insurance Products Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of Lincoln Variable Insurance Products Trust.

     (j) That Lincoln Variable Insurance Products Trust’s Registration Statement with respect to the shares of beneficial interest of Acquiring Fund to be delivered to Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

     (k) That the shares of beneficial interest of Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale and delivery to the public by Lincoln Variable Insurance Products Trust with respect to each state commission or agency requiring such eligibility.

     (l) That at the Closing, Delaware VIP Trust, on behalf of Acquired Fund, transfers to Acquiring Fund aggregate Net Assets of Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of Acquired Fund at the Close of Business on the Valuation Date.

   10. Fees and Expenses

     (a) The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by the Delaware Management Company, a series of Delaware Management Business Trust, and not by the Acquired Fund or the Acquiring Fund.

     (b) Any other provision of this Agreement to the contrary notwithstanding, any liability of Delaware VIP® Trust under this Agreement with respect to any series of Delaware VIP Trust, or in connection with the transactions contemplated herein with respect to any series of Delaware VIP Trust, shall be discharged only out of the assets of that series of Delaware VIP Trust, and no other series of Delaware VIP Trust shall be liable with respect thereto.

     (c) Any other provision of this Agreement to the contrary notwithstanding, any liability of Lincoln Variable Insurance Products Trust under this Agreement with respect to any series of Lincoln Variable Insurance Products Trust, or in connection with the transactions contemplated herein with respect to any series of Lincoln Variable Insurance Products Trust, shall be discharged only out of the assets of that series of Lincoln Variable Insurance Products Trust, and no other series of Lincoln Variable Insurance Products Trust shall be liable with respect thereto.

   11. Termination; Waiver; Order

     (a) Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated and the Plan abandoned at any time (whether before or after adoption thereof by the shareholders of Acquired Fund) prior to the Closing as follows:

     (1) by mutual consent of Delaware VIP Trust and Lincoln Variable Insurance Products Trust;

     (2) by Lincoln Variable Insurance Products Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by Lincoln Variable Insurance Products Trust; or

     (3) by Delaware VIP Trust if any condition precedent to its obligations set forth in Section 9 has not been fulfilled or waived by Delaware VIP Trust.

     (b) If the transactions contemplated by this Agreement have not been consummated by December 31, 2009, this Agreement shall automatically terminate on that date, unless a later date is agreed to by both Delaware VIP Trust and Lincoln Variable Insurance Products Trust.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Delaware VIP Trust or Lincoln Variable Insurance Products Trust or persons who are their trustees, officers, agents or shareholders in respect of this Agreement.

     (d) At any time prior to the Closing, any of the terms or conditions of this Agreement may be waived by either Delaware VIP Trust or Lincoln Variable Insurance Products Trust, respectively (whichever is entitled to the benefit thereof).

     (e) The respective representations, warranties and covenants contained in Sections 4 through 8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither Delaware VIP Trust nor Lincoln Variable Insurance Products Trust, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of Delaware VIP Trust or Lincoln Variable Insurance Products Trust against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Delaware VIP Trust or the Board of Trustees of Lincoln Variable Insurance Products Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of Acquired Fund, unless such further vote is required by applicable law or by mutual consent of the parties.

   12. Liability of Lincoln Variable Insurance Products Trust and Delaware VIP® Trust

     (a) Each party acknowledges and agrees that all obligations of Lincoln Variable Insurance Products Trust under this Agreement are binding only with respect to Acquiring Fund; that any liability of Lincoln Variable Insurance Products Trust under this Agreement with respect to Acquiring Fund, or in connection with the transactions contemplated herein with respect to Acquiring Fund, shall be discharged only out of the assets of Acquiring Fund; that no other series of Lincoln Variable Insurance Products Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Delaware VIP Trust nor Acquired Fund shall seek satisfaction of any such obligation or liability from the shareholders of Lincoln Variable Insurance Products Trust, the trustees, officers, employees or agents of Lincoln Variable Insurance Products Trust, or any of them.

     (b) Each party acknowledges and agrees that all obligations of Delaware VIP Trust under this Agreement are binding only with respect to Acquired Fund; that any liability of Delaware VIP Trust under this Agreement with respect to Acquired Fund, or in connection with the transactions contemplated herein with respect to Acquired Fund, shall be discharged only out of the assets of Acquired Fund; that no other series of Delaware VIP Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein; and that neither Lincoln Variable Insurance Products Trust nor Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of Delaware VIP Trust, the trustees, officers, employees or agents of Delaware VIP Trust, or any of them.

   13. Final Tax Returns and Forms 1099 of Acquired Fund

     (a) After the Closing, Delaware VIP Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by Delaware VIP Trust with respect to Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

     (b) Notwithstanding the provisions of Section 1 hereof, any expenses incurred by Delaware VIP Trust or Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by Acquired Fund to the extent such expenses have been or should have been accrued by Acquired Fund in the ordinary course without regard to the Plan contemplated by this Agreement; any excess expenses shall be borne by Delaware Management Company, a series of Delaware Management Business Trust, at the time such Tax returns and Forms 1099 are prepared.

   14. Cooperation and Exchange of Information

     Lincoln Variable Insurance Products Trust and Delaware VIP Trust will provide each other and their respective representatives with such cooperation, assistance and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes. Each party or their respective agents will retain for a period of six (6) years following the Closing all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of Acquired Fund and Acquiring Fund for its taxable period first ending after the Closing and for all prior taxable periods.

   15. Entire Agreement and Amendments

     This Agreement embodies the entire Agreement between the parties and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth herein or herein provided for. This Agreement may be amended only by mutual consent of the parties in writing. Neither this Agreement nor any interest herein may be assigned without the prior written consent of the other party.

   16. Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

   17. Notices

     Any notice, report, or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Delaware VIP® Trust at 2005 Market Street, Philadelphia, PA 19103, Attention: Secretary, or to Lincoln Variable Insurance Products Trust at 1300 South Clinton Street, Fort Wayne, IN 46802.

   18. Governing Law

     This Agreement shall be governed by and carried out in accordance with the laws of the State of Delaware.

   19. Effect of Facsimile Signature

     A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

     IN WITNESS WHEREOF, Delaware VIP Trust and Lincoln Variable Insurance Products Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its duly authorized officers, all as of the day and year first-above written.

Delaware VIP Trust, on behalf of Delaware VIP
Balanced Series

By:

Lincoln Variable Insurance Products Trust, on behalf of the
LVIP Delaware Foundation® Moderate Allocation Fund

By:

EXHIBIT B

PRINCIPAL HOLDERS OF SHARES

Fund Name / Class Name	Registration	Percentage
Delaware VIP® Balanced Series	COMMONWEALTH ANNUITY & LIFE	95.90%
Standard Class	INSURANCE CO (SE2)
	SECURITY BENEFIT GROUP
	440 LINCOLN ST
	WORCESTER, MA 01653-0002
Delaware VIP Balanced Series	DELAWARE INVESTMENTS SEED	100%
Service Class	ATTN RICK SALUS
	2005 MARKET ST
	PHILADELPHIA, PA 19103-7042

     The Moderate Allocation Fund is newly created “shell fund” and initially will be wholly owned by Lincoln Life as the initial seed investor.

B-1

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

To vote by Internet Read the Proxy Statement and have this card at hand Log on to www.proxyweb.com Follow the on-screen instructions Do not mail this card	To vote by Telephone Read the Proxy Statement and have this card at hand Call toll-free at 1-888-221-0697 Follow the recorded instructions Do not mail this card	To vote by Mail Read the Proxy Statement Check the appropriate boxes on this instruction card Sign, date and return your completed card in the postage-paid envelope provided.
 DO NOT MAIL YOUR CARD IF YOU VOTE BY INTERNET OR TELEPHONE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PROXY	PROXY

SPECIAL MEETING OF SHAREHOLDERS DELAWARE VIP® BALANCED SERIES (THE “SERIES”) MAY 18, 2009
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The undersigned hereby revokes all previous proxies for his/her shares and appoint(s) David F. Connor, Michael E. Dresnin, and Emilia P. Wang, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Series that the undersigned is entitled to vote at the above stated Meeting of Shareholders to be held at the offices of Stradley Ronon Stevens & Young, LLP located at 2005 Market Street, 26th Floor, Philadelphia, PA 19103, on May 18, 2009 at 3:00 p.m., Eastern Time, including any adjournments thereof (the “Meeting”), upon such business as may properly be brought before the Meeting. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal described in the Proxy Statement/Prospectus as specified on the reverse side. Receipt of the Notice of Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF DELAWARE VIP TRUST ON BEHALF OF THE SERIES. THE FOLLOWING MATTER IS PROPOSED BY THE SERIES. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR THE PROPOSAL. PLEASE REFER TO THE PROXY/PROSPECTUS FOR A DISCUSSION OF THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH VIEWS OF MANAGEMENT.
ê	Date __________________, 2009
You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.

Signature(s) (if held jointly)	(Sign in the Box)

Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, one or more joint owners should sign personally.

ê	ê	DELVIP-PXY-09

To avoid the additional expense to the Series of further solicitation, please date and sign name(s) above as printed on this card to authorize the voting of your shares as indicated. Where shares are registered with joint owners, only one joint owner need sign. Persons signing as executor, administrator, trustee, or other representative should give full title as such.

ê	Please fill in box as shown using black or blue ink or number 2 pencil. ☒ PLEASE DO NOT USE FINE POINT PENS.	ê

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Vote On Proposal		FOR	AGAINST	ABSTAIN

1.

To approve an Agreement and Plan of Reorganization between Delaware VIP® Trust, on behalf of Delaware VIP Balanced Series, and Lincoln Variable Insurance Products Trust, on behalf of LVIP Delaware Foundation® Moderate Allocation Fund, which provides for (i) the acquisition of substantially all of the assets of Delaware VIP Balanced Series by LVIP Delaware Foundation Moderate Allocation Fund in exchange solely for shares of LVIP Delaware Foundation Moderate Allocation Fund, (ii) the pro rata distribution of shares of LVIP Delaware Foundation Moderate Allocation Fund to the shareholders of Delaware VIP Balanced Series, and (iii) the complete liquidation and dissolution of Delaware VIP Balanced Series. Shareholders of Delaware VIP Balanced Series will receive Standard Class and Service Class shares of LVIP. Delaware Foundation Moderate Allocation Fund, as the case may be, with an aggregate net asset value equal to the aggregate net asset value of such shareholders’ shares in Standard Class and Service Class shares of Delaware VIP Balanced Series.

		☐	☐	☐

2.	To vote upon any other business as may properly come before the Meeting or any adjournment thereof.

PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

ê	DELVIP-PXY-09	ê